Exhibit 4.1
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                        SYMONS INTERNATIONAL GROUP, INC.
                                    As Issuer


                            WILMINGTON TRUST COMPANY
                                   As Trustee






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                          SENIOR SUBORDINATED INDENTURE


                           Dated as of August 12, 1997



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
                                TABLE OF CONTENTS


                                                                          Page
ARTICLE I.   DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......  1
Section 1.1.  Definitions.................................................  1
Section 1.2.  Compliance Certificate and Opinions......................... 15
Section 1.3.  Form of Documents Delivered to Trustee...................... 16
Section 1.4.  Acts of Holders; Record Date................................ 16
Section 1.5.  Notices, Etc., to Trustee and Company....................... 17
Section 1.6.  Notice to Holders; Waiver................................... 17
Section 1.7.  Conflict with Trust Indenture Act........................... 17
Section 1.8.  Effect of Headings and Table of Contents.................... 18
Section 1.9.  Successors and Assigns...................................... 18
Section 1.10. Separability Clause......................................... 18
Section 1.11. Acknowledgement of Rights................................... 18
Section 1.12. Governing Law............................................... 18
Section 1.13. Non-Business Days........................................... 18
Section 1.14. Duplicate Originals......................................... 18

ARTICLE II.   SECURITY FORMS.............................................. 19
Section 2.1.  Forms Generally............................................. 19
Section 2.2.  Form of Face of Security.................................... 19
Section 2.3.  Form of Reverse of Security................................. 20
Section 2.4.  Additional Provisions Required in Global Security........... 23
Section 2.5.  Legends..................................................... 24
Section 2.6.  Form of Trustee's Certificate of Authentication............. 25

ARTICLE III.  THE SECURITIES.............................................. 26
Section 3.1.  Title and Terms............................................. 26
Section 3.2.  Denominations............................................... 26
Section 3.3.  Execution, Authentication, Delivery and Dating.............. 26
Section 3.4.  Temporary Securities........................................ 27
Section 3.5.  Registration, Registration of Transfer and Exchange......... 27
Section 3.6.  Mutilated, Destroyed, Lost and Stolen Securities............ 29
Section 3.7.  Payment of Interest; Interest Rights Preserved.............. 29
Section 3.8.  Persons Deemed Owners....................................... 31
Section 3.9.  Cancellation................................................ 31
Section 3.10. Computation of Interest..................................... 32
Section 3.11. Right of Set-Off............................................ 32
Section 3.12. Agreed Tax Treatment........................................ 32
Section 3.13. CUSIP Numbers............................................... 32

ARTICLE IV.   SATISFACTION AND DISCHARGE.................................. 32
Section 4.1.  Satisfaction and Discharge of Indenture..................... 32
Section 4.2.  Application of Trust Money; Reinstatement................... 33
Section 4.3.  Satisfaction, Discharge and Defeasance of Securities........ 34

ARTICLE V.    REMEDIES.................................................... 35
Section 5.1.  Events of Default........................................... 35
Section 5.2.  Acceleration of Maturity; Rescission and Annulment.......... 36
Section 5.3.  Collection of Indebtedness and Suits for Enforcement
              by Trustee.................................................. 37
Section 5.4.  Trustee May File Proofs of Claim............................ 38
Section 5.5.  Trustee May Enforce Claims Without Possession of
              Securities.................................................. 38
Section 5.6.  Application of Money Collected.............................. 39
Section 5.7.  Limitation on Suits......................................... 39
Section 5.8.  Unconditional Right of Holders to Receive Principal,
              Premium and Interest........................................ 40
Section 5.9.  Restoration of Rights and Remedies..........................  0
Section 5.10. Rights and Remedies Cumulative.............................. 40
Section 5.11. Delay or Omission Not Waiver................................ 40
Section 5.12. Control by Holders.......................................... 40
Section 5.13. Waiver of Past Defaults..................................... 41
Section 5.14. Undertaking for Costs....................................... 41
Section 5.15. Waiver of Usury, Stay or Extension Laws..................... 42

ARTICLE VI.   THE TRUSTEE................................................. 42
Section 6.1.  Certain Duties and Responsibilities......................... 42
Section 6.2.  Notice of Defaults.......................................... 43
Section 6.3.  Certain Rights of Trustee................................... 43
Section 6.4.  Not Responsible for Recitals or Issuance of Securities...... 44
Section 6.5.  May Hold Securities......................................... 44
Section 6.6.  Money Held in Trust......................................... 44
Section 6.7.  Compensation and Reimbursement.............................. 44
Section 6.8.  Disqualification; Conflicting Interests..................... 45
Section 6.9.  Corporate Trustee Required; Eligibility..................... 45
Section 6.10. Resignation and Removal; Appointment of Successor........... 45
Section 6.11. Acceptance of Appointment by Successor...................... 46
Section 6.12. Merger, Conversion, Consolidation or Succession to Business. 46
Section 6.13. Preferential Collection of Claims Against Company........... 47
Section 6.14. Appointment of Authenticating Agent......................... 47

ARTICLE VII.  HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY .......... 49
Section 7.1.  Company to Furnish Trustee Names and Addresses of Holders... 49
Section 7.2.  Preservation of Information, Communications to Holders...... 49
Section 7.3.  Reports by Trustee.......................................... 49
Section 7.4.  Reports by Company.......................................... 49

ARTICLE VIII. CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE........ 50
Section 8.1.  Company May Consolidate, Etc., Only on Certain Terms........ 50
Section 8.2.  Successor Corporation Substituted........................... 50

ARTICLE IX.   SUPPLEMENTAL INDENTURES..................................... 51
Section 9.1.  Supplemental Indentures Without Consent of Holders.......... 51
Section 9.2.  Supplemental Indentures with Consent of Holders............. 52
Section 9.3.  Execution of Supplemental Indentures........................ 53
Section 9.4.  Effect of Supplemental Indentures........................... 53
Section 9.5.  Conformity with Trust Indenture Act......................... 53
Section 9.6.  Reference in Securities to Supplemental Indentures.......... 53

ARTICLE X.    COVENANTS................................................... 53
Section 10.1. Payment of Principal, Premium and Interest.................. 53
Section 10.2. Maintenance of Office or Agency............................. 53
Section 10.3. Money for Security Payments to be Held in Trust............. 54
Section 10.4. Existence................................................... 55
Section 10.5. Maintenance of Properties................................... 55
Section 10.6. Payment of Taxes and Other Claims........................... 55
Section 10.7. Maintenance of Insurance.................................... 55
Section 10.8. Limitation on Incurrence of Indebtedness.................... 56
Section 10.9. Limitation on Restricted Payments........................... 57
Section 10.10. Limitation on Restrictions on Distributions from
               Subsidiaries............................................... 57
Section 10.11. Senior Subordinated Indebtedness; Liens.................... 58
Section 10.12. Limitation on Affiliate Transactions....................... 58
Section 10.13. Limitation on Sales of Assets and Subsidiary Stock......... 59
Section 10.14. Change of Control.......................................... 60
Section 10.15. Statement as to Compliance and Default..................... 60
Section 10.16. Ownership of the Trust..................................... 61
Section 10.17. Waiver of Certain Covenants................................ 61
Section 10.18. Payment of Expenses........................................ 61

ARTICLE XI.    REDEMPTION OF SECURITIES .................................. 62
Section 11.1.  Applicability of This Article.............................. 62
Section 11.2.  Election to Redeem; Notice to Trustee...................... 62
Section 11.3.  Selection of Securities to be Redeemed..................... 62
Section 11.4.  Notice of Redemption....................................... 63
Section 11.5.  Deposit of Redemption Price................................ 63
Section 11.6.  Payment of Securities Called for Redemption................ 63
Section 11.7.  Company's Right of Redemption.............................. 64

ARTICLE XII.   SUBORDINATION OF SECURITIES ............................... 64
Section 12.1.  Securities Subordinate to Senior Indebtedness.............. 64
Section 12.2.  Payment Over of Proceeds Upon Dissolution, Etc............. 64
Section 12.3.  Prior Payment to Senior Indebtedness Upon Acceleration
               of Securities.............................................. 65
Section 12.4.  No Payment When Specified Senior Indebtedness in Default... 66
Section 12.5.  Payment Permitted If No Default............................ 66
Section 12.6.  Subrogation to Rights of Holders of Senior Indebtedness.... 67
Section 12.7.  Provisions Solely to Define Relative Rights................ 67
Section 12.8.  Trustee to Effectuate Subordination........................ 67
Section 12.9.  No Waiver of Subordination Provisions...................... 67
Section 12.10. Notice to Trustee.......................................... 68
Section 12.11. Reliance on Judicial Order or Certificate of Liquidating
               Agent...................................................... 68
Section 12.12. Trustee Not Fiduciary for Holders of Senior Indebtedness... 68
Section 12.13. Rights of Trustee as Holder of Senior Indebtedness;
               Preservation of Trustee's Rights........................... 68
Section 12.14. Article Applicable to Paying Agents........................ 68
Section 12.15. Certain Conversions or Exchanges Deemed Payment............ 69

ARTICLE XIII.  EXTENSION OF INTEREST PAYMENT PERIOD....................... 69
Section 13.1.  Extension of Interest Payment Period....................... 69
Section 13.2.  Notice of Extension........................................ 70

EXHIBITS
Exhibit A      Amended and Restated Declaration of Trust of SIG Capital Trust I

                               SIG CAPITAL TRUST I

     Reconciliation and tie between the Trust Indenture Act of 1939 (including cross-references to provisions of Sections 310 to and including 317 which, pursuant to Section 318(c) of the Trust Indenture Act of 1939, as amended by the Trust Reform Act of 1990, are a part of and govern the Indenture whether or not physically contained therein) and the Senior Subordinated Indenture, dated as of August 12, 1997.

Trust Indenture                                               Indenture
Act Section                                                    Section
---------------                                               ---------

ss.310  (a) (1), (2) and (5).................................    6.9
        (a) (3)..............................................    Not Applicable
        (a) (4)..............................................    Not Applicable
        (b)..................................................    6.8, 6.10
        (c)..................................................    Not Applicable
ss.311  (a)..................................................    6.13
        (b)..................................................    6.13
        (b) (2)..............................................    6.13
ss.312  (a)..................................................    7.1, 7.2(a)
        (b)..................................................    7.2(b)
        (c)..................................................    7.2(c)
ss.313  (a)..................................................    7.3(a)
        (b)..................................................    7.3(a)
        (c)..................................................    7.3(a), 7.3(b)
        (d)..................................................    7.3(c)
ss.314  (a) (1), (2) and (3).................................    7.4
        (a) (4)..............................................    10.15
        (b)..................................................    Not Applicable
        (c) (1)..............................................    1.2
        (c) (2)..............................................    1.2
        (c) (3)..............................................    Not Applicable
        (d)..................................................    Not Applicable
        (e)..................................................    1.2
        (f)..................................................    Not Applicable
ss.315  (a)..................................................    6.1(a)
        (b)..................................................    6.2
        (c)..................................................    6.1(b)
        (d)..................................................    6.1(c)
        (d) (1)..............................................    6.1(a) (1)
        (d) (2)..............................................    6.1(c) (2)
        (d) (3)..............................................    6.1(c) (3)
        (e)..................................................    5.14
ss.316  (a)..................................................    1.1
        (a) (1) (A)..........................................    5.12
        (a) (1) (B)..........................................    5.13
        (a) (2)..............................................    Not Applicable
        (b)..................................................    5.8
        (c)..................................................    1.4(f)
ss.317  (a) (1)..............................................    5.3
        (a) (2)..............................................    5.4
        (b)..................................................    10.3
ss.318  (a)..................................................    1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Senior Subordinated Indenture.

SENIOR SUBORDINATED INDENTURE, dated as of August 12, 1997, among SYMONS INTERNATIONAL GROUP, INC., a corporation organized under the laws of the State of Indiana (hereinafter called the "Company") having its principal office at 4720 Kingsway Drive, Indianapolis, Indiana 46205, and WILMINGTON TRUST COMPANY, a Delaware banking corporation duly organized and existing under the laws of the State of Delaware, as Trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

           The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its 9 1/2% Senior Subordinated Notes due August 15, 2027 (hereinafter called the "Securities" or "Security") of substantially the tenor hereinafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance by SIG Capital Trust I, a Delaware business trust (the "Trust"), of the Trust Preferred Securities (the "Preferred Securities") and Common Securities in such Trust (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), and to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered.

           All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company and to make this Indenture a valid agreement of the Company and in accordance with its terms, have been done.

           NOW THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


       ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

           Section 1.1.  Definitions.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

           (1) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

           (2) All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

           (3) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

           (4) Unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles; and

           (5) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

           Certain terms, used principally in Article VI, are defined in that Article.

           "Act" when used with respect to any Holder has the meaning specified in Section 1.4.

           "Additional Assets" means (i) any property or assets (other than Indebtedness and Capital Stock) in a Related Business; (ii) the Capital Stock of a Person that becomes a Subsidiary as a result of the acquisition of such Capital

Stock by the Company or another Subsidiary; or (iii) Capital Stock constituting a minority interest in any Person that at such time is a Subsidiary; provided that any such Subsidiary described in clauses (ii) or (iii) above is primarily engaged in a Related Business.

           "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided that an Affiliate of the Company shall not be deemed to include the Trust. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Sections 10.9, 10.12 and 10.13 only, Affiliate shall also mean any beneficial owner of Capital Stock representing 5% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Capital Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

          "Affiliate Transaction" has the meaning specified in Section 10.12(a).

           "Approved Lender" has the meaning specified under the definition of "Temporary Cash Investments."

           "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of (i) any shares of Capital Stock of any Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary),
(ii) all or substantially all the assets of any division or line of business of the Company or any Subsidiary or (iii) any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary (other than, in the case of (i), (ii) and (iii) above, (y) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Wholly Owned Subsidiary and (z) for purposes of Section 10.13 only, a disposition that constitutes a Restricted Payment permitted by Section 10.9).

           "Average Life" means, as of the date of determination, with respect to any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

           "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

           "Blockage Notice" has the meaning specified in Section 12.4.

           "Board of Directors" means, with respect to the Company or a Subsidiary, as the case may be, the Board of Directors of such person or any committee thereof duly authorized to act on behalf of such Board (or other body).

           "Board Resolution" means, with respect to the Company, a copy of a resolution certified by the Secretary or an Assistant Secretary to have been duly adopted by the Board of Directors, or such committee of the Board of Directors or officers of the Company to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

           "Business  Day" means any day other  than (i) a  Saturday  or Sunday,
(ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee or, with respect to the Preferred Securities, the Corporate Trust Office of the Preferred Trustee under the Declaration, is closed for business.

           "Capital Lease Obligations" means an obligation that is required to be classified and accounted for as a capital lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

           "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

           "Change of Control" means any transaction or series of transactions in which any Person or group (within the meaning of Rule 13d-5 under the Exchange Act and Section 13(d) and 14(d) of the Exchange Act) acquires all or substantially all of the Company's assets or becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), by way of merger, consolidation, other business combination or otherwise, of greater than 50% of the total voting power (on a fully diluted basis as if all convertible securities had been converted and all options and warrants had been exercised) entitled to vote in the election of directors of the Company or the Surviving Person (if other than the Company).

           "Change of Control Triggering Event" means the occurrence of a Change of Control.

           "Collateral Agent" means Wilmington Trust Company or any successor Trustee under this Indenture and any Collateral Agent appointed as provided in this Indenture.

          "Commission"   means  the  United  States   Securities   and  Exchange
Commission.

               "Common Securities" has the meaning specified in the first paragraph of the Recitals to this Indenture.

           "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Guarantees" means the Common Securities Company Guarantee, the Preferred Securities Company Guarantee, the Exchange Common Securities Company Guarantee and the Exchange Preferred Securities Company Guarantee.

           "Common Securities Company Guarantee" means the guarantee by the Company of distributions on the Common Securities of the Trust to the extent provided in the Common Securities Guarantee Agreement, dated as of August 12, 1997.

           "Company Request" and "Company Order" mean, respectively, the written request or order signed in the name of the Company by any two members of the Board of Directors and delivered to the Trustee.

           "Consolidated Coverage Ratio" as of any date of determination means the ratio of (i) the aggregate amount of EBITDA for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date of such determination to (ii) Consolidated Interest Expense for such four fiscal quarters; provided that (1) if the Company or any Subsidiary has Incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness, or both, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period, (2) if since the beginning of such period the Company or any Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Disposition for such period, or increased by an amount equal to the EBITDA (if negative), directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Subsidiary to the extent the Company and its continuing Subsidiaries are no longer liable for such Indebtedness after such sale), (3) if since the beginning of such period the Company or any Subsidiary (by merger or otherwise) shall have made an Investment in any Subsidiary (or any Person which becomes a Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period and (4) if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Company or any Subsidiary since the beginning of such period) shall have made any Asset Disposition, any Investment or acquisition of assets that would have required an adjustment pursuant to clause (2) or (3) above if made by the Company or a Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest of such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months).

           "Consolidated Interest Expense" means, for any period, the total interest expense of the Company and its consolidated Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent incurred by the Company or its Subsidiaries, (i) interest expense attributable to capital leases, (ii) amortization of debt discount and debt issuance cost, (iii) capitalized interest, (iv) non-cash interest expenses, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, (vi) net costs associated with Hedging Obligations (including amortization of fees), (vii) Preferred Stock dividends in respect of all Preferred Stock held by Persons other than the Company or a Wholly Owned Subsidiary, (viii) interest incurred in connection with Investments in discontinued operations, (ix) interest accruing on any Indebtedness of any other Person to the extent such Indebtedness is Guaranteed by the Company or any Subsidiary and (x) the cash contributions to any employee stock ownership plan or similar trust to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Indebtedness Incurred by such plan or trust.

           "Consolidated Net Income" means, for any period, the net income of the Company and its consolidated Subsidiaries; provided that there shall not be included in such Consolidated Net Income: (i) any net income of any Person if such Person is not a Subsidiary, except that (A) subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to a Subsidiary, to the limitations contained in clause (iii) below) and (B) the Company's equity in a net loss of any such

Person for such period shall be included in determining such Consolidated Net Income; (ii) any net income (or loss) of any Person acquired by the Company or a Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition; (iii) any net income of any Subsidiary that is not a Wholly Owned Subsidiary if such Subsidiary is subject to contractual, governmental or regulatory restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Subsidiary, directly or indirectly, to the Company, except that (A) subject to the exclusion contained in clause (iv) below, the Company's equity in the net income of any such Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Subsidiary during such period to the Company or another Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution paid to another Subsidiary that is not a Wholly Owned Subsidiary, to the limitation contained in this clause) and (B) the Company's equity in a net loss of any such Subsidiary for such period shall be included in determining such Consolidated Net Income; (iv) any gain (but not loss) realized upon the sale or other disposition of any assets of the Company or its consolidated Subsidiaries (including pursuant to any sale and leaseback arrangement) that is not sold or otherwise disposed of in the ordinary course of business and any gain (but not loss) realized upon the sale or other disposition of any Capital Stock of any Person; (v) extraordinary gains or losses; and (vi) the cumulative effect of a change in accounting principles.

           "Consolidated Net Worth" means the total of the amounts shown on the balance sheet of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the Company's most recently ended fiscal quarter for which internal financial statements are available prior to the taking of any action for the purpose of which the determination is being made, as (i) the par or stated value of all outstanding Capital Stock of the Company plus (ii) paid-in capital or capital surplus relating to such Capital Stock plus (iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Disqualified Stock.

           "Corporate Trust Office" means the principal office of the Trustee in Wilmington, Delaware.

           "Corporation" means a corporation, association, partnership, business trust or other business entity.

           "Currency Agreement" means any foreign currency exchange contract, currency swap agreement or other similar agreement or arrangement designed and entered into to protect the Company or any Subsidiary against fluctuations in currency interest rates.

           "Credit Agreement" means the Business Loan Agreement, dated as of June 18, 1997, among IGF Insurance Company and Brenton Bank, National Association, as lender, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection with such Business Loan Agreement, in each case as amended, modified, renewed, refunded, replaced, restated or refinanced from time to time, provided that such amendment, modification, renewal, refunding, replacement, restatement or refinancing (i) does not increase the aggregate principal amount of Indebtedness that may be outstanding under such Business Loan Agreement except to the extent that such additional principal amount of Indebtedness could be incurred pursuant to
Section 10.8(b), and (ii) does not contain, with respect to any Subsidiary, any encumbrances or restrictions of the type contained in clauses (i), (ii) and
(iii) of Section 10.10 that are less favorable to the Holders of Securities than the encumbrances and restrictions with respect to such Subsidiary contained in such Business Loan Agreement prior thereto.

           "Declaration" means the Amended and Restated Declaration of Trust substantially in the form attached hereto as Exhibit B, as amended from time to time.

           "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

           "Defaulted Interest" has the meaning specified in Section 3.7.

           "Definitive Securities" means those Securities issued in fully registered, certificated form not otherwise in global form.

           "Depository" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Company (or any successor thereto).

           "Disqualified Stock" means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event
(i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the Stated Maturity of the Securities; provided that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the first anniversary of the Stated Maturity of the Securities shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the provisions of Sections 10.13 and 10.14.

           "Dollar" means the currency of the United States of America that, as at the time of payment, is legal tender for the payment of public and private debts.

           "EBITDA" for any period means the sum of Consolidated Net Income, plus Consolidated Interest Expense plus the following to the extent deducted in calculating such Consolidated Net Income: (a) all income tax expense of the Company and its Subsidiaries, (b) depreciation expense and (c) amortization expense, in each case for such period. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization of, a Subsidiary that is not a Wholly Owned Subsidiary shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Subsidiary or its stockholders.

           "Event of Default" has the meaning specified in Section 5.1.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           "Exchange Common Securities Company Guarantee" means the Common Securities Company Guarantee Agreement, issued pursuant to an Exchange Offer.

           "Exchange Offer" means the offer that may be made pursuant to the Registration Rights Agreement (i) by the Company to exchange Exchange Trust Securities for Trust Securities, to exchange an Exchange Preferred Securities Company Guarantee for a Preferred Securities Company Guarantee and to exchange an Exchange Common Securities Company Guarantee for a Common Securities Company Guarantee and (ii) by the Trust to exchange Exchange Securities for Initial Securities.

           "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

           "Exchange Preferred Securities Company Guarantee" means the Preferred Securities Company Guarantee Agreement, issued pursuant to an Exchange Offer.

           "Exchange Securities" means the Company's 9 1/2% Senior Subordinated Notes due 2027, issued pursuant to an Exchange Offer, as authenticated and issued under this Indenture.

           "Exchange  Trust   Securities"  means  the  Trust  Securities  issued
pursuant to an Exchange Offer.

           "Extension Period" has the meaning set forth in Section 13.1.

           "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Issue Date, including those set forth
(i) in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) in such other statements by such other entity as approved by a significant segment of the accounting profession, and (iv) the rules and regulations of the Commission governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the Commission.

           "Global  Security" means a Security in the form prescribed in Section
2.4 evidencing all or part of the Securities, issued to the Depository or its nominee for such series, and registered in the name of such Depository or its nominee.

           "Government Obligations" means securities which are (i) direct obligations of the United States of America or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed by the United States of America and which, in either case, are full faith and credit obligations of the United States of America and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

           "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term Guarantee used as a verb has a corresponding meaning.

           "Guarantor" means any Person Guaranteeing any obligation.

           "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement or Currency Agreement.

           "Holder" means a Person in whose name a Security is registered in the Securities Register. The Preferred Trustee shall be the initial Holder of the Securities.

           "Incur" means issue, assume, Guarantee, incur or otherwise become liable for; provided that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. The term "Incurrence" when used as a noun shall have a correlative meaning. The accretion of principal of a non-interest bearing or other discount security shall be deemed the Incurrence of Indebtedness.

           "Indebtedness" means, with respect to any Person on any date of determination (without duplication), (i) the principal of and premium (if any) in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all Capital Lease Obligations of such Person; (iii) all obligations of such Person issued or assumed as the deferred purchase price of property or services, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (other than (x) customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business, (y) trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof and (z) obligations incurred under a pension, retirement or deferred compensation program or arrangement regulated under the Employee Retirement Income Security Act of 1974, as amended, or the laws of a foreign government); (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, bank guaranty, banker's acceptance or similar credit transaction (other than obligations with respect to letters of credit and bank guaranties (A) not made under the Credit Agreement and (B) securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the tenth Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit); (v) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued dividends); (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including by means of any Guarantee; (vii) all obligations of the type referred to in clauses (i) through (vi) of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; and (viii) to the extent not otherwise included in this definition, Hedging Obligations of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

           "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively, and shall include the terms of the Securities established as contemplated by Section 3.1.

           "Initial Securities" means the Company's 9 1/2% Senior Subordinated Notes due 2027, as authenticated and issued under this Indenture.

           "Interest Payment Date" means February 15 and August 15 of each year, commencing February 15, 1998.

           "Interest Rate" means the rate of interest specified or determined as specified as being the rate of interest payable on the Securities.

           "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement or other financial agreement or arrangement designed and entered into to protect the Company or any Subsidiary against fluctuations in interest rates.

           "Investment" in any Person means any direct or indirect advance, loan (other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of such Person) or other extensions of credit (including by way of Guarantee or similar arrangement) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person.

           "Investment Company Event" means the receipt by the Company of an Opinion of Counsel, rendered by an independent law firm having experience in tax and securities matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or will be considered an "investment company" that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities of the Trust.

           "Issue Date" means the date on which the Securities are originally issued.

           "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

           "Marketable   Securities"  means  securities  listed  on  a  national
securities exchange which have a minimum weekly trading volume for the most recently completed 52 weeks of at least 100,000 shares.

           "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

           "Moody's" means Moody's Investors Service, Inc. and its successors.

           "1940 Act" means the Investment Company Act of 1940, as amended.

           "Net Available Cash" from an Asset Disposition means cash payments received therefrom (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to such properties or assets or received in any other non-cash form) in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Disposition, (ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition and (iv) the deduction of appropriate amounts provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the property or other assets disposed in such Asset Disposition and retained by the Company or any Subsidiary after such Asset Disposition.

           "Net Cash Proceeds," with respect to any issuance or sale of Capital Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

           "Officers' Certificate" means a certificate signed by (a) the Chairman and Chief Executive Officer, President or Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, or (b) any two members of the Board of Directors of the Company, and delivered to the appropriate Trustee.

           "Opinion of Counsel" or "opinion of counsel" means, as to the Company, a written opinion of counsel, who may be counsel for the Company, as the case may be, but, other than in connection with the issuance of the Securities, not an employee of any thereof, and who shall be reasonably acceptable to the Trustee.

           "Outstanding" means, when used in reference to any Securities,  as of
the  date  of  determination,   all  Securities  theretofore  authenticated  and
delivered under this Indenture, except:

             (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

             (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) Securities in substitution for or in lieu of which other Securities have been authenticated and delivered or which have been paid pursuant to Section 3.6, unless proof satisfactory to the Trustee is presented that any such Securities are held by Holders in whose hands such Securities are valid, binding and legal obligations of the Company; and

             (iv) Securities which have been defeased pursuant to Section 4.3 hereof; provided that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. Upon the written request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company, or any other obligor on the Securities or any Affiliate of the Company or such obligor, and, subject to the provisions of Section 6.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

           "Payment Blockage Period" has the meaning specified in Section
12.4(b).

           "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

           "Permitted Investment" means an Investment by the Company or any Subsidiary in (i) a Person that will, upon the making of such Investment, be or become a Subsidiary; provided that the primary business of such Subsidiary is a Related Business; (ii) a Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Subsidiary; provided that such Person's primary business is a Related Business; (iii) Temporary Cash Investments; (iv) any demand deposit account with an Approved Lender; (v) receivables owing to the Company or any Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided that such trade terms may include such concessionary trade terms as the Company or any such Subsidiary deems reasonable under the circumstances; (vi) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (vii) loans or advances to employees made in the ordinary course of business consistent with past practices of the Company or such Subsidiary; (viii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Subsidiary or in satisfaction of judgments; (ix) any Person to the extent such Investment represents the non-cash portion of the consideration received for an Asset Disposition as permitted pursuant to Section 10.13; and (x) any Affiliate (the primary business of which is a Related Business) that is not a Subsidiary, provided that the aggregate of all such Investments outstanding at any one time under this clause (x) shall not exceed $1,000,000.

           "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other entity.

           "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 3.6 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

           "Preferred Securities" has the meaning specified in the first para-graph of the Recitals to this Indenture.

           "Preferred Securities Company Guarantee" means the guarantee by the Company of distributions on the Preferred Securities of the Trust to the extent provided in the Preferred Securities Guarantee Agreement, dated August 12, 1997.

           "Preferred Stock", as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

           "Preferred Trustee" means Wilmington Trust Company, a Delaware banking corporation duly organized and existing under the laws of the State of Delaware, solely in its capacity as Preferred Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Preferred Trustee appointed as provided in the Declaration.

           "Principal" of a Security means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

           "Proceeding" has the meaning specified in Section 12.2.

           "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

           "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

           "Refinance" means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such indebtedness. "Refinanced" and "Refinancing" shall have correlative meanings.

           "Refinancing Indebtedness" means Indebtedness that Refinances any Indebtedness of the Company or any Subsidiary existing on the Issue Date or Incurred in compliance with the Indenture including Indebtedness that Refinances Refinancing Indebtedness; provided that (i) such Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being Refinanced, (ii) such Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being Refinanced and (iii) such Refinancing Indebtedness has an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) then outstanding or committed (plus fees and expenses, including any premium and defeasance costs) under the Indebtedness being Refinanced; provided that Refinancing Indebtedness shall not include (x) Indebtedness of a Subsidiary that Refinances Indebtedness of the Company or (y) Indebtedness of the Company or a Subsidiary that Refinances Indebtedness of another Subsidiary.

           "Registration Rights Agreement" means the Registration Rights Agreement, dated as of August 12, 1997, by and among the Company, the Trust and the initial purchasers named therein as such agreement may be amended, modified or supplemented from time to time.

           "Regular Record Date" for the interest payable on any Interest Payment Date means the date which is the fifteenth day immediately preceding such Interest Payment Date (whether or not a Business Day).

           "Related   Business"  means  any  business   related,   ancillary  or
complementary to the businesses of the Company and its Subsidiaries on the Issue Date.

           "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee assigned by the Trustee from time to time to administer its corporate trust matters.

           "Restricted Payment" with respect to any Person means (i) the declaration or payment of any dividends or any other distributions of any sort in respect of its Capital Stock (including any payment in connection with any merger or consolidation involving such Person) or similar payment to the direct or indirect holders of its Capital Stock (other than dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock)) and dividends or distributions payable solely to the Company or a Subsidiary, and other than pro rata dividends or other distributions made by a Subsidiary that is not a Wholly Owned Subsidiary to minority stockholders (or owners of an equivalent interest in the case of a Subsidiary that is an entity other than a corporation)), (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company held by any Person or of any Capital Stock of a Subsidiary held by any Affiliate of the Company (other than a Subsidiary), including the exercise of any option to exchange any Capital Stock (other than into Capital Stock of the Company that is not Disqualified Stock),
(iii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment of any Subordinated Obligations (other than the purchase, repurchase or other acquisition of Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition) or (iv) the making of any Investment in any Person (other than a Permitted Investment).

           "Secured Indebtedness" means any Indebtedness of the Company secured by a Lien.

           "Securities" or "Security" means, collectively, the Initial Securi-ties and the Exchange Securities.

           "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 3.5.

           "Senior Indebtedness" means, with respect to the Company, (i) Indebtedness of the Company such Person, whether outstanding on the Issue Date or thereafter incurred and (ii) accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person, whether or not the claim for such interest is allowed as a claim after such filing) in respect of (A) any Indebtedness of such Person under the Credit Agreement, (B) Indebtedness of such Person for money borrowed and (C) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are subordinate in right of payment to the Securities; provided that Senior Indebtedness shall not include (1) any obligation of such Person to any subsidiary of such Person, (2) any liability for federal, state, local or other taxes owed or owing by such person, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), (4) any Indebtedness of such Person (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of such Person or (5) that portion of any Indebtedness which at the time of incurrence is incurred in violation of the Indenture.

           "Senior Subordinated Indebtedness" means the Securities and any other Indebtedness of the Company that specifically provides that such Indebtedness is to rank pari passu with the Securities in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company that is not Senior Indebtedness.

           "Senior Subordinated Payment" has the meaning specified in Section 12.2.

           "S&P" means Standard & Poor's Corporation and its successors.

           "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Trust pursuant to the provisions of Section 2(b) of the Registration Rights Agreement on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

           "Specified Senior Indebtedness" means, with respect to the Company, Senior Indebtedness of such Person permitted under the Indenture the outstanding principal amount of which is more than $10,000,000 at the time of determination.

           "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

           "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the Holder thereof upon the happening of any contingency unless such contingency has occurred).

           "Subordinated Obligation" means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter Incurred) that is subordinate or junior in right of payment to the Securities pursuant to a written agreement to that effect.

           "Subsidiary" means a corporation (as defined herein) of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

           "Surviving Person" means, with respect to any Person involved in any merger, consolidation or other business combination or the sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of such Person's assets, the Person formed by or surviving such transaction or the Person to which such disposition is made.

           "Tax Event" means that the Company shall have obtained an opinion of an independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced proposed change) in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of issuance of the Preferred Securities), which amendment or change is effective or which proposed change, interpretation or pronouncement is announced on or after the date of issuance of the Preferred Securities, there is more than an insubstantial risk that (i) the Trust is or will be subject to United States federal income tax with respect to interest received or accrued on the Securities, (ii) interest payable to the Trust on the Securities is not or will not be deductible for United States federal income tax purposes or (iii) the Trust is or will be subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges of whatever nature imposed by the United States or any other taxing authority.

           "Taxes" means all taxes (including penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of the United States of America or of any territory, authority or agency thereof having power to tax.

           "Temporary Cash Investments" means any of the following: (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), having maturities of not more than twelve months from the date of acquisition, (b) time deposits and certificates of deposit, eurodollar time deposits and eurodollar certificates of deposit of (i) any lender under the Credit Agreement, or (ii) any United States commercial bank of recognized standing (y) having capital and surplus in excess of $500,000,000 and (z) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Lender"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by an Approved Lender (or by the parent company thereof) and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by a Person with a bank or trust company (including any of the lenders under the Credit Agreement) or recognized securities dealer having capital and surplus in excess of $500,000,000 for (i) direct obligations issued by or fully guaranteed by the United States of America, (ii) time deposits or certificates of deposit described under subsection (b) above, or (iii) commercial paper or other notes described under subsection (c) above, in which, in each such case, such bank, trust company or dealer shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) obligations of any State of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under Section 103 of the U.S. Internal Revenue Code, having a long term rating of at least AA- or Aa-3 by S&P or Moody's, respectively, and maturing within three years from the date of acquisition thereof, (f) Investments in municipal auction preferred stock (i) rated AAA (or the equivalent thereof) or better by S&P or Aaa (or the equivalent thereof) or better by Moody's and (ii) with dividends that reset at least once every 365 days and (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $100,000,000 and the portfolios of which are limited to Investments of the character described in clauses (a), (b), (c), (e) and (f) above.

           "Trust" has the meaning specified in the first paragraph of the Recitals to this Indenture.

           "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

           "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and as in force at the date as of which this Indenture was executed, except as provided in Section 9.5; provided that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

           "Trust Securities" has the meaning specified in the first paragraph of the Recitals to this Indenture.

           "Vice President" when used with respect to the Company or the Trustee means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

           "Voting Stock" of a Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

           "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares and shares held by other Persons to the extent such shares are required by applicable law to be held by a Person other than the Company or a Subsidiary) is owned by the Company or by one or more Wholly Owned Subsidiaries, or by the Company and one or more Wholly Owned Subsidiaries.

           Section 1.2.  Compliance Certificate and Opinions.

           Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

           Every certificate or opinion with respect to compliance with a condition precedent or covenant provided for in this Indenture (other than the certificates provided pursuant to Section 10.15) shall include:

           (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

           (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

           Section 1.3.  Form of Documents Delivered to Trustee.

           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

           Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless the individual attorneys actively engaged in the transaction which is the subject matter of such opinion in the office of such counsel have actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous.

           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

           Section 1.4.  Acts of Holders; Record Date.

           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4.

           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a Person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

           (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine.

           (d) The ownership of Securities shall be proved by the Securities Register.

           (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

           (f) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to take any action under this Indenture by vote or consent. Except as otherwise provided herein, such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Securityholders furnished to the Trustee pursuant to Section 7.1 prior to such solicitation. If a record date is fixed, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date, provided that unless such vote or consent is obtained from the Holders (or their duly designated proxies) of the requisite principal amount of Outstanding Securities prior to the date which is the 90th day after such record date, any such vote or consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

           Section 1.5.  Notices, Etc., to Trustee and Company.

           Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

           (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust office, or

           (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise provided in Sections 5.1 and 5.2 hereof) hereunder if in writing and mailed, first class, postage prepaid, in the case of the Company to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company; provided that all notices sent to the Company pursuant to this Indenture shall be sent in copy to Symons International Group, Inc. (4720 Kingsway Drive, Indianapolis, Indiana 46205, Attn: David L. Bates) and shall be effective five Business Days after such mailing.

           Section 1.6.  Notice to Holders; Waiver.

           Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

           In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

           Section 1.7.  Conflict with Trust Indenture Act.

           If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required or deemed under the Trust Indenture Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

           Section 1.8.  Effect of Headings and Table of Contents.

           The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

           Section 1.9.  Successors and Assigns.

           All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

           Section 1.10.  Separability Clause.

           In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           Section 1.11.  Acknowledgement of Rights.

           The Company acknowledges that, with respect to any Securities held by the Trust or a trustee of the Trust, if the Preferred Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Securities held as the assets of the Trust, any holder of the Trust Securities may institute legal proceedings directly against the Company to enforce such Preferred Trustee's rights under this Indenture without first instituting any legal proceedings against such Preferred Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of (or premium, if any) or interest on the Securities when due, the Company acknowledges that a holder of Trust Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of (or premium, if any) or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Trust Securities of such holder on or after the respective due date specified in the Securities.

           Section 1.12.  Governing Law.

           THIS INDENTURE AND THE SECURITIES ENDORSED THEREON SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           Section 1.13.  Non-Business Days.

           In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then
(notwithstanding any other provision of this Indenture or the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day (and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, until such next succeeding Business Day except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity)).

           Section 1.14.  Duplicate Originals.

           The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


                           ARTICLE II. SECURITY FORMS


           Section 2.1.  Forms Generally.

           The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article.

           Section 2.2.  Form of Face of Security.



                        SYMONS INTERNATIONAL GROUP, INC.
              9 1/2% Senior Subordinated Notes due August 15, 2027


No.                                                                $139,176,000

           SYMONS INTERNATIONAL GROUP, INC., a corporation organized and existing under the laws of Indiana (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Wilmington Trust Company, or registered assigns, the principal sum of $139,176,000 Dollars on August 15, 2027. The Company further promises to pay interest on said principal sum semi-annually in arrears on February 15 and August 15 of each year, commencing February 15, 1998, (each such date, an "Interest Payment Date") at the rate of 9 1/2% per annum until the principal hereof is paid or duly provided for or made available for payment and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any interest which is in arrears at the rate of 9 1/2% per annum, compounded semi-annually. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then a payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office of the Trustee, or, with respect to the Preferred Securities, the principal office of the Preferred Trustee under the Declaration hereinafter referred to for SIG Capital Trust I, is closed for business. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in the Indenture) is registered at the close of business on the Regular Record Date for such interest installment, which shall be the date which is the fifteenth day immediately preceding such Interest Payment Date (whether or not a Business Day). Any such interest installment not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

           Payments on this Security issued as a Global Security shall be made in immediately available funds to the Depository. In the event that this Security is issued in certificated form, the principal of (and premium, if any) and interest on the Security will be payable at the office maintained by the Company under the Indenture; provided that unless the Security is held by the Trust or any permissible successor entity as provided under the Declaration in the event of a merger, consolidation or amalgamation of the Trust, payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto, as such address shall appear in the Register.

           The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

           Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

           Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

           IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ___________
                                     SYMONS INTERNATIONAL GROUP, INC.

                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                     By:
                                         ---------------------------------------
                                           Name:
                                           Title:

ATTEST:
By:
    ---------------------------------
      Name:
      Title:

           Section 2.3.  Form of Reverse of Security.

           This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued under a Senior Subordinated Indenture, dated as of August 12, 1997 (herein called the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

           All terms used in this Security that are defined in the Indenture and in the Amended and Restated Declaration of Trust, dated as of August 12, 1997, as amended (the "Declaration"), for SIG Capital Trust I, shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

           On or after August 15, 2007, the Company may, at its option, subject to the terms and conditions of Article IV of the Indenture, redeem this Security in whole at any time or in part from time to time, upon not less than 30 or more than 60 days' notice, at the Redemption Prices (expressed as a percentage of principal amount) set forth below plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date) if redeemed during the 12-month period beginning on August 15 of the years indicated below:


                                                   Percentage of
Year                                                 Principal
                                                  ---------------

2007.............................................    104.750%
2008.............................................    103.167%
2009.............................................    101.583%
2010 and thereafter..............................    100.000%

           If a Tax Event or an Investment Company Event in respect of the Trust shall occur and be continuing, the Company shall cause the Trustees (as defined in the Indenture) to liquidate the Trust and cause Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust or, in the event of a Tax Event only, may cause the Securities to be redeemed, in each case, subject to and in accordance with the provisions of the Declaration and subject to Article XI of the Indenture, within 90 days following the occurrence of such Tax Event or Investment Company Event. Any redemption of the Securities as a result of a Tax Event shall be in whole at 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the Redemption Date.

           The   Securities  do  not  have  the  benefit  of  any  sinking  fund obligations.

           In the event of redemption of this Security in part only, a new Security for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

           If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

           The Indenture contains provisions for satisfaction, discharge and defeasance at any time of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

           The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in aggregate outstanding principal amount of the Securities affected thereby, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

           As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of and interest on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that if the Trustee or such Holders fail to do so, the Preferred Trustee shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such specified amount of and the accrued interest on all the Securities shall become immediately due and payable, provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article XII of the Indenture.

           No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

           As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof, for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

           The Company shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding ten consecutive semi-annual periods, including the first such semi-annual period during such extension period, and not to extend beyond the Maturity Date of the Securities (an "Extension Period""), at the end of which period the Company shall pay all interest then accrued and unpaid together with interest thereon at the rate specified for the Securities (to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extension Period, the Company may further defer payments of interest by further extending such Extension Period, provided that such Extension Period, together with all such previous and further extensions within such Extension Period, shall not exceed ten consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or extend beyond the maturity date of the Securities. Upon the termination of any such Extension Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extension Period, subject to the foregoing requirements. The Company's election to so defer payments shall not be deemed an Event of Default.

           During any such Extension Period, the Company has agreed that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's Capital Stock (which includes common and preferred stock) or (ii) make any payment of principal, interest or premium, if any, on or repay or repurchase or prepay any debt securities of the Company that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary of the Company if such guarantee ranks pari passu or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholder rights plan, or the issuance of stock under any such plan in the future, or the prepayment or repurchase of any such rights pursuant thereto, (c) payments under the Common Securities Company Guarantee or the Preferred Securities Company Guarantee, (d) as a result of a reclassification of the Company's Capital Stock or the exchange or the conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock, (e) the purchase of fractional interests in shares of the Company's Capital Stock pursuant to the exchange or conversion of such Capital Stock or the security being exchanged or converted, and (f) purchases or issuances of Common Stock under any of the Company's stock option, stock purchase, stock loan or other benefit plans for its directors, officers or employees or any of the Company's dividend reinvestment plans, in each case as now existing or hereafter established or amended). The Company's election to so defer payments shall not be deemed an Event of Default.

           The Company will have the right at any time to liquidate SIG Capital Trust I and cause the Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust.

           The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

           The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States federal, state and local tax purposes it is intended that this Security constitute indebtedness.

           All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

           THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT
OF LAWS PRINCIPLES THEREOF.

           Section 2.4.  Additional Provisions Required in Global Security.

           Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.2 and 2.3, bear a legend in substantially the following form:

           "This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and no transfer of this Security (other than a transfer of this Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

           Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to SYMONS INTERNATIONAL GROUP, INC. or its agent for registration of transfer, exchange or payment, and any Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

           Section 2.5.  Legends.

           Except as determined by the Company in accordance with applicable law, each Initial Security and each Exchange Security of which the Holder is either (A) a broker-dealer who purchased such Initial Security directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Initial Securities, (C) a Person who is an affiliate (as defined in Rule 144 under the Securities Act) of the Company or (D) a qualified institutional buyer shall bear the applicable legends relating to restrictions on transfers pursuant to the securities laws in substantially the form set forth below:

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE
      SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

      THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (d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i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) PURSUANT TO CLAUSE (E) TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED AUGUST 7, 1997. SUCH HOLDER FURTHER

      AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

If the Security is sold pursuant to Regulation S of the Securities Act:

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.


           Section 2.6.  Form of Trustee's Certificate of Authentication.

           This is one of the Securities referred to in the within mentioned Indenture.


as Trustee

By:
   -------------------------------------
           Authorized officer

                          ARTICLE III. THE SECURITIES

           Section 3.1.  Title and Terms.

           The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $139,176,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 9.6 or 11.6.

           The Securities shall be known and designated as the "9 1/2% Senior Subordinated Notes due August 15, 2027" of the Company. Their Stated Maturity shall be August 15, 2027, at which time the Securities shall become due and payable together with any accrued and unpaid interest thereon and they shall bear interest at the rate of 9 1/2% per annum, from the Issue Date, payable semi-annually in arrears on each Interest Payment Date subject to Article XIII, to the Persons in whose name the Securities are registered at the close of business on the Regular Record Date.

           Interest on the Securities shall accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the Issue
Date. Interest in arrears shall accrue interest (compounded semi-annually) at the same rate.

           Payments on the Securities issued as a Global Security shall be made in immediately available funds to the Depository. In the event that Securities are issued in certificated form, the principal of (and premium, if any) and interest on the Securities shall be payable at the office maintained by the Company pursuant to Section 10.2; provided that unless the Securities are held by the Trust or any permissible successor entity as provided under the Declaration in the event of a merger, consolidation or amalgamation of the Trust, payment of interest may be made at the option of the Company by check mailed to the address of the persons entitled thereto, as such address shall appear in the Register.

           The Securities shall be redeemable as provided in Article XI.

           The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article XII.

           The Securities shall be subject to defeasance at the option of the Company as provided in Section 4.3.

           Section 3.2.  Denominations.

           The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

           Section 3.3.  Execution, Authentication, Delivery and Dating.

           The Securities shall be executed on behalf of the Company by any two officers. The signature of any of these officers on the Securities may be manual or facsimile.

           Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

           Each Security shall be dated the date of its authentication.

           No Security endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized officers.

           Section 3.4.  Temporary Securities.

           Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

           If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for that purpose without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations having the same Issue Date and Stated Maturity, having the same terms and like tenor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

           Section 3.5.  Registration, Registration of Transfer and Exchange.

           (a) Registration. The Company shall cause to be kept at the Corporate Trust Office of the Trustee, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Such register is herein sometimes referred to as the "Securities Register." The Trustee is hereby appointed "Securities Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

           Upon surrender for registration of transfer of any Security at the office or agency of the Company designated for that purpose the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations of a like aggregate principal amount, of the same Issue Date and Stated Maturity.

           At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount, of the same Issue Date and Stated Maturity and having the same terms and like tenor upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

           All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

           Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made to a Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

           The Company shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of prepayment or any notice of selection of Securities for prepayment and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Security so selected for prepayment in whole or in part, except the unprepaid portion of any Security being prepaid in part.

           Notwithstanding any of the foregoing, any Global Security shall be exchangeable pursuant to this Section 3.5 for Securities registered in the names of Persons other than the Depository for such Global Security or its nominee only if (i) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time such Depository ceases to be a clearing agency registered under the Exchange Act, as amended, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as such Depository shall direct.

           Notwithstanding any other provision in this Indenture, a Global Security may not be transferred except as a whole by the Depository with respect to such Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository.

           Neither the Company nor the Trustee shall be required to, pursuant to the provisions of this Section, (a) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before any selection for redemption of Securities pursuant to Article XI and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities to be so redeemed, and (b) register the transfer of or exchange any Security so selected for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, any portion thereof not to be redeemed.

           (b) Exchange of Initial Securities for Exchange Securities. The Initial Securities may be exchanged for Exchange Securities pursuant to the terms of the Exchange Offer. The Trustee shall make the exchange as follows:

           The Company shall present the Trustee with an Officers' Certificate certifying the following:

           (i) upon issuance of the Exchange Securities, the transactions con-templated by the Exchange Offer have been consummated; and

           (ii) the principal amount of Initial Securities properly tendered in the Exchange Offer that are represented by a Global Security and the principal amount of the Initial Securities properly tendered in the Exchange Offer that are represented by Definitive Securities, the name of each holder of such Definitive Securities, the principal amount at maturity properly tendered in the Exchange Offer by each such holder and the name and address to which Definitive Securities for Exchange Securities shall be registered and sent for each such holder.

           The Trustee, upon receipt of (i) such Officers' Certificate, (ii) an Opinion of Counsel (x) to the effect that the Exchange Securities have been registered under Section 5 of the Securities Act and the Indenture has been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(p) of the Registration Rights Agreement and (iii) a Company Order, shall authenticate (A) a Global Security for Exchange Securities in aggregate principal amount equal to the aggregate principal amount of Initial Securities as having been properly tendered and

(B) Definitive Securities representing Exchange Securities registered in the names of, and in the principal amounts indicated in, such Officers' Certificate.

           If the principal amount at maturity of the Global Security for the Exchange Securities is less then the principal amount at maturity of the Global Security for the Initial Securities, the Trustee shall make an endorsement on such Global Security for the Initial Securities indicating a reduction in the principal amount at maturity represented thereby.

           The Trustee shall deliver such Definitive Securities for Exchange to the holders thereof as indicated in such Officers' Certificate.

           Section 3.6.  Mutilated, Destroyed, Lost and Stolen Securities.

           If any mutilated Security is surrendered to the Trustee together with such security or indemnity as may be required by the Company or the Trustee to save each of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor, a new Security of like tenor and principal amount, having the same Issue Date and Stated Maturity and bearing the same Interest Rate as such mutilated Security, and bearing a number not contemporaneously outstanding.

           If there shall be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by each of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having the same Issue Date and Stated Maturity and bearing the same Interest Rate as such destroyed, lost or stolen Security, and bearing a number not contemporaneously outstanding.

           In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

           Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

           Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

           The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

           Section 3.7.  Payment of Interest; Interest Rights Preserved.

           Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, except that interest payable on the Stated Maturity of a Security shall be paid to the Person to whom principal is paid.

           Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

           (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class, postage prepaid, to each Holder at the address of such Holder as it appears in the Securities Register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). Such payments shall be deemed to cure any such Default.

           (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, upon such notice as may be required by such exchange (or by the Trustee if the Securities are not listed), if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

           Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      Under the Registration Rights Agreement, upon the occurrence of the events discussed below, additional interest shall become payable in respect of the Securities, and corresponding additional distributions shall become payable on the Trust Securities as follows:

           a. If (X) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is filed with the Commission on or prior to September 30, 1997 or (Y) notwithstanding that the Company and the Trust have consummated or will consummate an Exchange Offer, the Company and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by
      Section 2(b) of the Registration Rights Agreement, then commencing on the day after the applicable required filing date, additional interest shall accrue on the principal amount of the Securities, and additional distributions shall accumulate on the liquidation amount of the Preferred Securities, each at a rate of 0.25% per annum; or

           b. If (X) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the Commission on or prior to the 180th day after the Issue Date or (Y) notwithstanding that the Company and the Trust have consummated or will an Exchange Offer, the Company and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the 180th day after the Issue Date, then, additional interest shall accrue on the principal amount of the Securities and additional distributions shall accumulate on the liquidation amount of the Preferred Securities, each at a rate of 0.25% per annum; or

           c. If (X) the Trust has not exchanged Exchange Preferred Securities for all Preferred Securities or the Company has not exchanged Exchange Company Guarantees or Exchange Securities for all Company Guarantees or all Securities validly tendered, in accordance with the terms of the Exchange Offer on or prior to the 30th day after the date on which the Exchange Offer Registration Statement was declared effective or (Y) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the second anniversary of the Issue Date (other than after such time as all Preferred Securities have been disposed of thereunder or otherwise cease to be registrable securities within the meaning of the Registration Rights Agreement), then additional interest shall accrue on the principal amount of Securities, and additional distributions shall accumulate on the liquidation amount of the Preferred Securities, each at a rate of 0.25% per annum commencing on (i) the 31st day after such effective date, in the case of (X) above, or (ii) the day such Shelf Registration Statement ceases to be effective in the case of (Y) above;

provided, however, that neither the additional interest rate on the Securities, nor the additional distribution rate on the liquidation amount of the Preferred Securities, may exceed in the aggregate 0.25% per annum; provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause a. above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf
Registration Statement (in the case of clause b. above), or (3) upon the exchange of Exchange Preferred Securities, Exchange Company Guarantees and Exchange Notes for all Preferred Securities, Company Guarantees and Securities tendered (in the case of clause c.(X) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause c.(Y) above), additional interest on the Securities, and additional distributions on the liquidation amount of the Preferred Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue or accumulate, as the case may be.

           Any amounts of additional interest and additional distributions due pursuant to subsections a., b. or c. above will be payable in cash on the rele-vant record dates for the payment of interest and distributions pursuant to this Indenture and the Declaration respectively.

           Section 3.8.  Persons Deemed Owners.

           Prior to the presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal (and premium, if any) of and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

           Section 3.9.  Cancellation.

           All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the Company a certificate of such destruction.

           Section 3.10.  Computation of Interest.

           Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months and, for any partial period, on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. Interest on the Securities shall accrue from the last Interest Payment Date or, or if no interest has been paid, from the Issue Date.

           Section 3.11.  Right of Set-Off.

           Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set-off any payment it is otherwise required to make hereunder in respect of any Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Company Guarantee relating to such Security or under Section
5.8 of this Indenture.

           Section 3.12.  Agreed Tax Treatment.

           Each Security issued hereunder shall provide that the Company and, by its acceptance of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States federal, state and local tax purposes it is intended that such Security constitutes indebtedness.

           Section 3.13.  CUSIP Numbers.

           The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.


                     ARTICLE IV. SATISFACTION AND DISCHARGE

           Section 4.1.  Satisfaction and Discharge of Indenture.

           This Indenture shall cease to be of further effect (except as to (i) any surviving rights of registration of transfer, substitution and exchange of Securities, (ii) rights hereunder of Holders to receive payments of principal of (and premium, if any) and interest on the Securities and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, deposited with the Trustee pursuant to this Article IV and
(iii) the rights and obligations of the Trustee hereunder), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

           (1)  either:

           (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

           (B) all such Securities not theretofore delivered to the Trustee for cancellation

           (i)  have become due and payable, or

           (ii) will become due and payable at their Stated Maturity within one year of the date of deposit,

      and the Company, in the case of Clause (B) (i) or (B) (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the currency or currencies in which the Securities are payable sufficient (without reinvestment) to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity;

           (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

           (3) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for United States federal income tax purposes as a result of the application of this Section 4.1 and will be subject to United States federal income tax, if any, on the same amount, in the same manner and at the same times as would have been the case if such satisfaction and discharge of the Indenture had not occurred; and

           (4) the application of this Section 4.1 shall not cause the Trustee to have a conflicting interest as defined in Section 6.8 hereof and for purposes of the Trust Indenture Act with respect to any securities of the Company; and

           (5) the funds deposited with the Trustee pursuant to Clause (1)(B) above shall not be deemed an "investment company" as defined in the 1940 Act, or such trust shall be qualified under the 1940 Act or exempt from regulation thereunder; and

           (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided in this subsection 4.1 for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article IV, the obligations of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of Clause (1) of this Section,  the obligations of the Trustee under Section
4.2 and the last paragraph of Section 10.3, shall survive.

           Section 4.2.  Application of Trust Money; Reinstatement.

           Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 or money or Government Obligations deposited with the Trustee pursuant to Section 4.3, or received by the Trustee in respect of Government Obligations deposited with the Trustee pursuant to Section 4.3, shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such money or Government Obligations have been deposited with or received by the Trustee; provided that such moneys need not be segregated from other funds held in trust except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article XII.

           If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 4.1 or 4.3 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company under this Indenture, and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article IV until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 4.1 or 4.3; provided that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.

           Section 4.3.  Satisfaction, Discharge and Defeasance of Securities.

           The Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

           (1)  with respect to all Outstanding Securities,

           (A) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Securities for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 4.3, as the case may be; or

           (B) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as obligations in trust for such purpose an amount of Government Obligations as will, in the written opinion of independent public accountants delivered to the Trustee, together with predetermined and certain income to accrue thereon, without consideration of any reinvestment thereof, be sufficient to pay and discharge when due the entire indebtedness on all Outstanding Securities for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 4.3, as the case may be; and

           (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities; and

           (3) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for United States federal income tax purposes as a result of the application of this Section 4.3 and will be subject to United States federal income tax, if any, on the same amount, in the same manner and at the same times as would have been the case if such satisfaction, discharge and defeasance of the Securities had not occurred; and

           (4) the Company has delivered to the Trustee an Officers' Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of the deposit pursuant to Clause (1) above; and

           (5) the application of this Section 4.3 shall not cause the Trustee to have a conflicting interest as defined in Section 6.8 hereof and for purposes of the Trust Indenture Act with respect to any securities of the Company; and

           (6) at the time of the deposit pursuant to Clause (1) above: (A) no default in the payment of all or a portion of principal of (or premium, if any) or interest on any Senior Indebtedness of the Company shall have occurred and be continuing, and no Event of Default with respect to any such Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (B) no other Event of Default with respect to any Senior Indebtedness of the Company shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Indebtedness (or a representative on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such Default or Event of Default shall have been cured or waived or shall have ceased to exist; and

           (7) no Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit; and

           (8) the funds deposited with the Trustee pursuant to Clause (1) above shall not be deemed an investment company as defined in the 1940 Act or such trust shall be qualified under the 1940 Act or exempt from regulation thereunder; and

           (9) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities have been complied with.

           Any deposits with the Trustee referred to in Section 4.3(1) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance reasonably satisfactory to the Trustee. If any Outstanding Securities are to be redeemed prior to their Stated Maturity, whether pursuant to any optional or mandatory redemption provisions, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company. If the Securities are not to become due and payable at their Stated Maturity or upon call for redemption within one year of the date of deposit, then the Company shall give, not later than the date of such deposit, notice of such deposit to the Holders.

           Upon the satisfaction of the conditions set forth in this Section 4.3 with respect to all the Outstanding Securities, the terms and conditions of the Securities, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that the Company shall not be discharged from any payment obligations in respect of Securities which are deemed not to be Outstanding under clause
(iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.


                               ARTICLE V. REMEDIES

           Section 5.1.  Events of Default.

           "Event of Default" wherever used herein means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

           (1) default in the payment of any interest upon any Security, when it becomes due and payable, and continuance of such default for a period of 30 days; or

           (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

           (3) default in the performance, or breach, in any material respect, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied; or

           (4) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Subsidiary (or the payment of which is guaranteed by the Company or any Subsidiary), whether such Indebtedness or Guarantee now exists or is incurred after the Issue Date, if (A) such default results in the acceleration of such Indebtedness prior to its express maturity or shall constitute a default in the payment of such Indebtedness and

      (B) the principal amount of any such Indebtedness that has been accelerated or not paid at maturity, when added to the aggregate principal amount of all other such Indebtedness, at such time, that has been accelerated or not paid at maturity, exceeds $10,000,000; or

           (5) the dissolution, winding up or termination of the Trust, except in connection with the distribution of Securities to the holders of Preferred Securities in liquidation of the Trust and in connection with such mergers, consolidations or amalgamations as are permitted by the Declaration; or

           (6) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

           (7) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action.

           A default under any other indebtedness of the Company or any of its Subsidiaries or joint ventures or the Trust would not constitute an Event of Default under the Securities. A deferral of payment of interest as provided in
Article XIII shall not be deemed an Event of Default.

           Section 5.2.  Acceleration of Maturity; Rescission and Annulment.

           As provided in and subject to the provisions of this Indenture, if an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate outstanding principal amount of the Outstanding Securities may declare the principal amount of and interest on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), provided that if the Trustee or such Holders fail to do so, the Preferred Trustee shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such specified amount of and the accrued interest on all the Securities shall become immediately due and payable, provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in
Article XII.

           At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

           (1) the Company has paid or deposited with the Trustee a sum suffi-cient to pay:

           (A)  all overdue installments of interest on the Securities,

           (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

           (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

           (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

           The Holders of a majority in aggregate outstanding principal amount of the Securities affected thereby may, on behalf of the Holders of all the Securities, waive any past default, except a default in the payment of principal, premium, if any, or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest, premium, if any, and principal due otherwise than by acceleration has been deposited with the Trustee) or a default in respect of a covenant or provision which under this Indenture cannot be modified or amended without the consent of the Holder of each Outstanding Security and, should the Holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate liquidation amount of the Preferred Securities shall have such right. The Preferred Trustee, as the initial Holder of the Securities, has agreed under the Declaration not to waive an Event of Default with respect to the Securities without the consent of holders of a majority in aggregate liquidation amount of the Preferred Securities then outstanding.

           No such rescission shall affect any subsequent default or impair any right consequent thereon.

           Upon receipt by the Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, a record date shall be established for determining Holders of Outstanding Securities entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.2.

           Section 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

           The Company covenants that if:

           (1) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

           (2) default is made in the payment of the principal of (and premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest; and, in addition thereto, all amounts owing the Trustee under Section 6.7.

           If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

           Subject to Section 6.3 hereof, if an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

           Section 5.4.  Trustee May File Proofs of Claim.

           In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors,

           (a) the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

           (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect to the Securities and to file such other papers or documents as may be necessary or advisable and to take any and all actions as are authorized under the Trust Indenture Act in order to have the claims of the Holders and any predecessor to the Trustee under
Section 6.7 and of the Holders allowed in any such judicial proceedings; and

           (ii) in particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same in accordance with Section 5.6; and

           (b) any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee for distribution in accordance with Section 5.6, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it and any predecessor Trustee under Section 6.7.

           Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

           Section 5.5. Trustee May Enforce Claims Without Possession of Securities.

           All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing the Trustee and any predecessor Trustee under Section 6.7, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

           Section 5.6.  Application of Money Collected.

           Any money or property collected or to be applied by the Trustee with respect to the Securities pursuant to this Article shall, subject to Article XII, be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

           FIRST: To the payment of all amounts due the Trustee and any prede-cessor Trustee under Section 6.7;

           SECOND: To the extent provided in Article XII, to the holders of Senior Indebtedness of the Company in accordance with Article XII;

           THIRD: To the payment of the amounts then due and unpaid upon such Securities for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

           FOURTH: The balance, if any, to the Person or Persons lawfully entitled thereto.

           Section 5.7.  Limitation on Suits.

           No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver, assignee, trustee, liquidator, sequestrator (or other similar official) or for any other remedy hereunder, unless:

           (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

           (2) if the Preferred Trustee is not the Holder of the Securities, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

           (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

           (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

           (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

      The foregoing limitations shall not apply to a suit instituted by a Holder of a Security for enforcement of payment of the principal of and premium, it any, or interest on such Security on or after the respective due dates expressed in such Security.

           Section 5.8. Unconditional Right of Holders to Receive Principal, Premium and Interest.

           Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 3.7) interest on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. Except as set forth in the Declaration, the holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the Holders of, or in respect of, the Securities; provided that if the Preferred Trustee or the Special Trustee (as defined in the Declaration) do not enforce such payment obligations, a holder of Preferred Securities will have the right to bring an action on behalf of the Trust to enforce the Trust's rights under the Securities and the Indenture.

           The  Company  and  the  Trustee  acknowledge  that  pursuant  to  the
Declaration, the Holders of Preferred Securities are entitled, in the circumstances and subject to the limitations set forth therein, to commence a direct action with respect to any Event of Default under this Indenture and the Securities.

           Section 5.9.  Restoration of Rights and Remedies.

           If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

           Section 5.10.  Rights and Remedies Cumulative.

           Except as otherwise provided in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

           Section 5.11.  Delay or Omission Not Waiver.

           Except as otherwise provided in the last paragraph of Section 3.6, no delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.

           Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders as the case may be.

           Section 5.12.  Control by Holders.

           The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right, subject to Section 6.3 hereof, to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities, provided that:

           (1) such direction shall not be in conflict with any rule of law or with this Indenture,

           (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

           (3) subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders not joining in any such direction or would involve the Trustee in personal liability.

      Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, a record date shall be established for determining Holders of Outstanding Securities entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided that, unless the Holders of a majority in principal amount of the Outstanding Securities shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and be of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.12.

           Section 5.13.  Waiver of Past Defaults.

           The Holders of not less than a majority in aggregate outstanding principal amount of the Outstanding Securities affected thereby may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences with respect to the Securities except a default:

           (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

           (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

           Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

           Section 5.14.  Undertaking for Costs.

           All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security.

           Section 5.15.  Waiver of Usury, Stay or Extension Laws.

           The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                             ARTICLE VI. THE TRUSTEE

           Section 6.1.  Certain Duties and Responsibilities.

           (a)  Except during the continuance of an Event of Default,

           (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

           (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

           (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

           (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct except that

           (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

           (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

           (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of Holders pursuant to Section 5.12 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities.

           (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

           (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

           Section 6.2.  Notice of Defaults.

           Within 90 days after actual knowledge by a Responsible Officer of the Trustee of the occurrence of any default hereunder with respect to the Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Securities Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided that except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders; and provided that in the case of any default of the character specified in Section 5.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

           Section 6.3.  Certain Rights of Trustee.

           Subject to the provisions of Section 6.1:

           (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Security or other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

           (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

           (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

           (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Security or other evidence of indebtedness, or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney; and

           (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

           Section 6.4.  Not Responsible for Recitals or Issuance of Securities.

           The recitals contained herein and in Securities endorsed thereon, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, the value or condition of any Collateral or the priority or perfection of any security interest purportedly granted herein. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

           Section 6.5.  May Hold Securities.

           The Trustee, Collateral Agent, any Paying Agent, Securities Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar or such other agent.

           Section 6.6.  Money Held in Trust.

           Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

           Section 6.7.  Compensation and Reimbursement.

           The Company, as borrower, agrees

           (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder in such amounts as the Company and the Trustee shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

           (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

           (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. This indemnification shall survive the termination of this Agreement.

           To secure the Company's payment obligations in this Section, the Company and the Holders agree that the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee. Such lien shall survive the satisfaction and discharge of this Indenture.

           When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any applicable United States Federal or State bankruptcy, insolvency or other similar law.

           Section 6.8.  Disqualification; Conflicting Interests.

           The Trustee shall be subject to the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 301(b) of the Trust Indenture Act.

           Section 6.9.  Corporate Trustee Required; Eligibility.

           There shall at all times be a Trustee hereunder which shall be

           (a) a corporation organized and doing business under the laws of the United States of America or of any State, Territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

           (b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee.

           Section 6.10.  Resignation and Removal; Appointment of Successor.

           (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

           (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (c) The Trustee may be removed at any time with respect to the Securities by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

           (d)  If at any time:

           (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

           (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, acting pursuant to the authority of a Board Resolution, may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

           (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

           (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Securities Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

           Section 6.11.  Acceptance of Appointment by Successor.

           (a) In case of the appointment hereunder of a successor Trustee, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

           (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) of this Section.

           (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

           Section 6.12. Merger, Conversion, Consolidation or Succession to Business.

           Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated, and in case any Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee or in the name of such successor Trustee, and in all cases the certificate of authentication shall have the full force which it is provided anywhere in the Securities or in this Indenture that the certificate of the Trustee shall have.

           Section 6.13.  Preferential Collection of Claims Against Company.

           If and when the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or any such other obligor.

           Section 6.14.  Appointment of Authenticating Agent.

           The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, or any Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

           Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

           The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

           If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

           This is one of the Securities referred to in the within mentioned Indenture.




                                             -----------------------------------
                                             As Trustee



                                        By:  __________________________________
                                              As Authenticating Agent


                                        By: ___________________________________
                                              Authorized Officer

         ARTICLE VII. HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

           Section 7.1.  Company to Furnish Trustee Names and Addresses of
Holders.

           The Company will furnish or cause to be furnished to the Trustee:

           (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date,

           (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Securities Registrar.

           Section 7.2.  Preservation of Information, Communications to Holders.

           (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Securities Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.1 upon receipt of a new list so furnished.

           (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights, privileges and duties of the Trustee, shall be as provided by the Trust Indenture Act.

           (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company, the Trustee and any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and addresses of the Holders made pursuant to the Trust Indenture Act.

           Section 7.3.  Reports by Trustee.

           (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

           (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than May 15 in each calendar year, commencing with the first May 15 after the first issuance of Securities under this Indenture.

           (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, and also with the Commission, and delivered to the Company.

           Section 7.4.  Reports by Company.

           The Company shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided in the Trust Indenture Act; provided that whether or not required by the rules and regulations of the Commission, so long as any Securities are Outstanding, the Company shall provide the Trustee and the Holders with (i) all annual financial information that would be required to be contained in a filing with the Commission on Form 20-F as if the Company were required to file such Forms, and (ii) quarterly financial statements as of end for the period from the beginning of each year to the close of each quarterly period (other than the fourth quarter), together with comparable information for the corresponding periods of the preceding year, including, in each case, a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon from the Company's certified independent public accountants. (In addition, whether or not required by the rules and regulations of the Commission, the Company will file a copy of all such information and reports with the Commission for public availability and make such information and reports available to securities analysts and prospective investors upon request.) The Company shall also comply with the other provisions of Trust Indenture Act Section 314(a).


       ARTICLE VIII. CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

           Section 8.1.  Company May Consolidate, Etc., Only on Certain Terms.

           The Company shall not consolidate or merge with or into any other Person (whether or not the Company is the Surviving Person) or convey, transfer, assign, sell, lease or otherwise dispose of, in one or more related transactions, all or substantially all of its properties and assets as an entirety to any Person, unless:

           (1) the Surviving Person shall be a corporation, organized and existing under the laws of the United States of America or any State thereof or the District of Columbia;

           (2) the Surviving Person (if other than the Company) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities, the Indenture and the Security Documents;

           (3) at the time of, and immediately after giving effect to, such transaction, no Default or Event of Default, shall have occurred and be continuing;

           (4)  the   Surviving   Person  will  have   Consolidated   Net  Worth
(immediately after the transaction) equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction;

           (5) at the time of such transaction and after giving pro forma effect thereto, the Surviving Person would be permitted to incur at least $1.00 of additional Indebtedness pursuant to paragraph (a) of Section 10.8; and

           (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer, assignment, sale, lease or disposition, and any such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with and that the security interests on the Collateral pursuant to the Security Documents are and will remain perfected; and the Trustee, subject to Section 6.1, may rely upon such Officers' Certificate and Opinion of Counsel as conclusive evidence that such transaction complies with this Section 8.1.

           Section 8.2.  Successor Corporation Substituted.

           Upon any consolidation or merger by the Company with or into any other Person, or any conveyance, transfer, sale, assignment, lease or other disposition by the Company, in one or more transactions, of substantially all of its properties and assets as an entirety to any Person in accordance with
Section 8.1, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Person had been named as the Company herein, and thereafter the Company shall be discharged from all obligations and covenants under the Indenture and the Securities.

           Such Surviving Person may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Surviving Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Securities which such Surviving Person thereafter shall cause to be signed and delivered to the Trustee on its behalf for the purpose pursuant to such provisions. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

           In case of any such consolidation, merger, sale, assignment, transfer, conveyance, lease, or other disposition such changes in phraseology and form may be made in the Securities thereafter to be issued as may be appropriate.


                       ARTICLE IX. SUPPLEMENTAL INDENTURES

           Section 9.1.  Supplemental Indentures Without Consent of Holders.

           Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

           (2) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee or to surrender any right or power herein conferred upon the Company; or

           (3)  to establish the form or terms of Securities as permitted by
Section 2.1; or

           (4) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

           (5)  to add any additional Events of Default; or

           (6) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

           (7) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (7) shall not materially adversely affect the interest of the Holders or, for so long as any of the Preferred Securities shall remain outstanding, the holders of such Preferred Securities; or

           (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

           (9) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

           Section 9.2.  Supplemental Indentures with Consent of Holders.

           With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution of the Company, and the Trustee may modify the Indenture or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

           (1) extend the Stated Maturity of the principal of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the currency of payment of any principal of, or any premium or interest on any Security, or impair the right to institute suit for the enforcement of any such payment on or with respect to a Security (or, in the case of redemption, on or after the date fixed for redemption thereof); or

           (2) reduce the percentage in principal amount of Securities, the consent of whose Holders is required for any such modification or supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

           (3) modify any of the  provisions  of this  Section,  Section 5.13 or
Section 10.17, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

           (4) modify the provisions in this Indenture relating to the subordi-nation of Outstanding Securities in a manner adverse to the Holders; or

           (5) modify or amend this Indenture or the Security Documents, or take or fail to take any action, that would have the effect of impairing the Lien on the Collateral granted pursuant to the Security Documents or permitting any release of Collateral from such Lien except as expressly contemplated by this Indenture or the Security Documents.

provided that so long as any of the Preferred Securities remains outstanding, no such amendment shall be made that adversely affects the holders of such Preferred Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities and all accrued and, subject to Section 3.7, unpaid interest thereon have been paid in full; and provided further that, so long as any of the Preferred Securities remain outstanding, no amendment shall be made to Section
5.8 of this Indenture without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Securities and all accrued and (subject to Section 3.7) unpaid interest thereon have been paid in full.

           It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

           Section 9.3.  Execution of Supplemental Indentures.

           In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that all conditions precedent have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

           Section 9.4.  Effect of Supplemental Indentures.

           Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article XII, Sections 5.3, 5.6 or the Security Documents in any manner which might terminate or impair the rights of the Senior Indebtedness pursuant to such subordination provisions.

           Section 9.5.  Conformity with Trust Indenture Act.

           Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

           Section 9.6.  Reference in Securities to Supplemental Indentures.

           Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                              ARTICLE X. COVENANTS

           Section 10.1.  Payment of Principal, Premium and Interest.

           The Company covenants and agrees for the benefit of each of the Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of such Securities and this Indenture.

           Section 10.2.  Maintenance of Office or Agency.

           The Company will maintain in Wilmington, Delaware an office or agency where Securities may be presented or surrendered for payment and an office or agency where Securities may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company initially appoints the Trustee, acting through its office or agency in Wilmington, Delaware, as its agent for said purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

           The Company may also from time to time designate one or more other offices or agencies in or outside Wilmington, Delaware, where the Securities may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

           Section 10.3.  Money for Security Payments to be Held in Trust.

           If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

           Whenever the Company shall have one or more Paying Agents, it will, prior to 10:00 a.m. New York City time on each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal, premium, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

           The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

           (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

           (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

           (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

           (4) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent.

           The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such money.

           Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be paid on Company Request to the Company, or (if then held by the Company) shall (unless otherwise required by mandatory provision of applicable escheat or abandoned or unclaimed property law) be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

           Section 10.4.  Existence.

           Subject to Article VIII and the other Sections of this Article X, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence, rights (charter and statutory) and franchises of the Company; provided that the Company shall not be required to preserve any such right or franchise if the Board of Directors of the Company in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

           Section 10.5.  Maintenance of Properties.

           Subject to Article VIII and the other Sections of this Article X, the Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Company in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

           Section 10.6.  Payment of Taxes and Other Claims.

           The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or any of its Subsidiaries; provided that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

           Section 10.7.  Maintenance of Insurance.

           The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore the property to which such proceeds relate, except to the extent that a different use of such proceeds is, as determined by the Company, in good faith, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

           Section 10.8.  Limitation on Incurrence of Indebtedness.

           (a) The Company shall not, and shall not permit any Subsidiary to, Incur, directly or indirectly, any Indebtedness unless, on the date of such Incurrence (and after giving effect thereto), the Consolidated Coverage Ratio exceeds 2.5 to 1.

           (b) The foregoing limitations contained in paragraph (a) do not apply to the Incurrence of any of the following Indebtedness:

           (1)  Indebtedness under the Credit Agreement;

           (2) Indebtedness owed to and held by a Wholly Owned Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock that results in any such Wholly Owned Subsidiary ceasing to be a Wholly Owned Subsidiary or any subsequent transfer of such Indebtedness (other than to another Wholly Owned Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Indebtedness by the Company;

           (3)  the Securities;

           (4) Capital Lease Obligations and Indebtedness incurred, in each case, to provide all or a portion of the purchase price or cost of construction of an asset or, in the case of a sale/leaseback transaction, to finance the value of such asset owned by the Company or a Subsidiary, in an aggregate principal amount which, together with all other such Capital Lease Obligations and Indebtedness outstanding on the date of such Incurrence (other than Indebtedness permitted by paragraph (a) or clause (2) of this paragraph (b)), does not exceed $3,000,000;

           (5) Refinancing Indebtedness in respect of Indebtedness Incurred pursuant to paragraph (a) or pursuant to clause (3) or (4) of this paragraph
(b);

           (6) Hedging Obligations permitted under the Credit Agreement as in effect on the Issue Date;

           (7) customer deposits and advance payments received from customers for goods purchased in the ordinary course of business; and

           (8) Indebtedness in an aggregate principal amount which, together with all other Indebtedness of the Company and its Subsidiaries outstanding on the date of such Incurrence (other than Indebtedness permitted by paragraph (a) or clauses (1) through (7) of this paragraph (b)), does not exceed $5,000,000.

           (c) Notwithstanding the foregoing, the Company shall not, and shall not permit any Subsidiary to, Incur, directly or indirectly, any Indebtedness
(i) that is subordinate or junior in ranking in right of payment to its Senior Indebtedness unless such Indebtedness is Senior Subordinated Indebtedness or is expressly subordinated in right of payment to Senior Subordinated Indebtedness, or (ii) pursuant to paragraph (b) above if the proceeds thereof are used, directly or indirectly, to Refinance any Subordinated Obligations unless such Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Obligations.

           (d) For purposes of determining compliance with the foregoing covenant, (i) in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described above, the Company, in its sole discretion, will classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of the above clauses and
(ii) an item of Indebtedness may be divided and classified in more than one of the types of Indebtedness described above.

           Section 10.9.  Limitation on Restricted Payments.

           (a) The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, make any Restricted Payment if at the time the Company or such Subsidiary makes such Restricted Payment:

           (1) a Default shall have occurred and be continuing (or would result therefrom);

           (2) the Company is not able to Incur an additional $1.00 of Indebt-edness pursuant to paragraph (a) of Section 10.8; or

           (3) the aggregate amount of such Restricted Payment and all other Restricted Payments since the Issue Date would exceed the sum of: (A) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) from the Issue Date to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, in case such Consolidated Net Income shall be a deficit, minus 100% of such deficit); (B) the aggregate Net Cash Proceeds received by the Company from the issuance or sale of its Capital Stock (other than Disqualified Stock) subsequent to the Issue Date (other than an issuance or sale to a Subsidiary and other than an issuance or sale to an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees); and (C) the amount by which Indebtedness of the Company is reduced on the Company's balance sheet upon the conversion or exchange (other than by a Subsidiary), subsequent to the Issue Date, of any Indebtedness of the Company convertible or exchangeable for Capital Stock (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair value of any other property, distributed by the Company upon such conversion or exchange).

          (b)  The provisions of the foregoing paragraph (a) shall not prohibit:

           (1) any purchase or redemption of Capital Stock or Subordinated Obligations of the Company made by exchange for, or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary or an employee stock ownership plan or to a trust established by the Company or any of its Subsidiaries for the benefit of their employees); provided that (A) such purchase or redemption shall be excluded in the calculation of the amount of Restricted Payments and (B) the Net Cash Proceeds from such sale shall be excluded from the calculation of amounts under clause (3)(B) of paragraph (a) above;

           (2) any purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Indebtedness of the Company which is permitted to be Incurred pursuant to
Section 10.8; provided that such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value shall be excluded in the calculation of the amount of Restricted Payments; or

           (3) dividends paid within 60 days after the date of declaration thereof if at such date of declaration such dividend would have complied with this covenant; provided that at the time of payment of such dividend, no other Default shall have occurred and be continuing (or result therefrom); provided further that such dividend shall be included in the calculation of the amount of Restricted Payments.

           Section 10.10. Limitation on Restrictions on Distributions from Subsidiaries.

           The Company shall not, and shall not permit any Subsidiary to, voluntarily create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary (a) to pay dividends or make any other distributions on its Capital Stock to the Company or any other Subsidiary or pay any Indebtedness owed to the Company or any other Subsidiary, (b) to pay any management fees or billing fees to the

Company or any other Subsidiary, (c) to make any loans or advances to the Company or any other Subsidiary or (d) transfer any of its property or assets to the Company or any other Subsidiary, except:

              (i) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date;

            (ii) any encumbrance or restriction with respect to a Subsidiary pursuant to an agreement relating to any Indebtedness Incurred by such Subsidiary on or prior to the date on which such Subsidiary was acquired by the Company (other than Indebtedness Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate the transaction or series of related transactions pursuant to which such Subsidiary became a Subsidiary or was acquired by the Company) and outstanding on such date;

           (iii) any encumbrance or restriction pursuant to an agreement effecting a Refinancing of Indebtedness Incurred pursuant to an agreement referred to in clause (i) or (ii) above or this clause (iii) or contained in any amendment to an agreement referred to in clause (i) or (ii) above or this clause
(iii); provided that the encumbrances and restrictions with respect to such Subsidiary contained in any such refinancing agreement or amendment are no less favorable to the Holders than encumbrances and restrictions with respect to such Subsidiary contained in such agreements;

            (iv) any such encumbrance or restriction consisting of customary non-assignment provisions in leases governing leasehold interests or in licensing agreements to the extent such provisions restrict the transfer of the lease or the property leased thereunder or the licensing agreement or the rights licensed thereunder;

             (v) in the case of clause (d) above, restrictions contained in security agreements or mortgages securing Indebtedness of a Subsidiary to the extent such restrictions restrict the transfer of the property subject to such security agreements or mortgages; and

            (vi) any restriction with respect to a Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Subsidiary pending the closing of such sale or disposition.

           Section 10.11.  Senior Subordinated Indebtedness; Liens.

           The Company shall not, and shall not permit any Subsidiary to, Incur:
(1) any Indebtedness if such Indebtedness is subordinate or junior in ranking in any respect to any Senior Indebtedness, unless such Indebtedness is Senior Subordinated Indebtedness or is expressly subordinated in right of payment to Senior Subordinated Indebtedness; or (2) any Secured Indebtedness that is not Senior Indebtedness unless (A) contemporaneously therewith effective provision is made to secure the Securities equally and ratably with such Secured Indebtedness for so long as such Secured Indebtedness is secured by a Lien or
(B) such Secured Indebtedness is permitted by clause (1), (4), (5) or (7) of paragraph (b) of Section 10.8.

           Section 10.12.  Limitation on Affiliate Transactions.

                (a) The Company shall not, and shall not permit any Subsidiary to, enter into any transaction (including the purchase, sale, lease or exchange of any property, employee compensation arrangements or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction"), other than reinsurance with an affiliate in the ordinary course of business, unless the terms thereof:

           (1) are no less favorable to the Company or such Subsidiary than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not such an Affiliate;

           (2) if such Affiliate Transaction involves an amount in excess of $1,000,000, (i) are set forth in writing and (ii) have been approved by a majority of the members of the Board of Directors of the Company or such Subsidiary having no personal stake in such Affiliate Transaction; and

           (3) if such Affiliate Transaction involves an amount in excess of $2,500,000, have been determined by a nationally recognized investment banking firm to be fair from a financial standpoint to the Company and its Subsidiaries.

           (b)  The provisions of paragraph (a) above shall not prohibit:

           (1) any Restricted Payment permitted to be paid pursuant to Section 10.9;

           (2) transactions or payments pursuant to any employee arrangements or employee or director benefit plans entered into by the Company or any of its Subsidiaries in the ordinary course of business of the Company or such Subsidiary; and

           (3) any Affiliate Transaction between the Company and a Wholly Owned Subsidiary or between Wholly Owned Subsidiaries.

           Section 10.13.  Limitation on Sales of Assets and Subsidiary Stock.

           (a) The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, consummate any Asset Disposition unless:

           (1) the Company or such Subsidiary receives consideration at the time of such Asset Disposition at least equal to the fair market value (including as to the value of all non-cash consideration), as determined in good faith by the Board of Directors of the Company or such Subsidiary as the case may be, of the shares and assets subject to such Asset Disposition and at least 75% of the consideration thereof received by the Company or such Subsidiary is in the form of cash, cash equivalents or Marketable Securities; and

           (2) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Subsidiary, as the case may be)
(A) first, to the extent the Company elects (or is required by the terms of any Senior Indebtedness), to prepay, repay, redeem or purchase Senior Indebtedness or Indebtedness (other than any Disqualified Stock) of a Wholly Owned Subsidiary (in each case other than Indebtedness owed to the Company or an Affiliate of the Company) within eighteen months from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; (B) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (A), to the extent the Company elects, to acquire Additional Assets within eighteen months from the later of the date of such Asset Disposition or the receipt of such Net Available Cash; and (C) third, to the extent of the balance of such Net Available Cash after application in accordance with clauses
(A) and (B), to make an offer to the Holders of the Securities to purchase Securities pursuant to and subject to the conditions contained in the Indenture; provided that in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (A) or (C) above, the Company or such Subsidiary shall retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. Notwithstanding the foregoing provisions of this paragraph, the Company and the Subsidiaries shall not be required to apply any Net Available Cash in accordance with this paragraph except to the extent that the aggregate Net Available Cash from all Asset Dispositions which are not applied in accordance with this paragraph exceeds $5,000,000. Pending application of Net Available Cash pursuant to this covenant, such Net Available Cash shall be invested in Permitted Investments.

For the purposes of this covenant, the following are deemed to be cash or cash equivalents: (x) the assumption of Indebtedness of the Company or any Subsidiary and the release of the Company or such Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition and (y) securities received by the Company or any Subsidiary from the transferee that are promptly converted by the Company or such Subsidiary into cash.

           (b) In the event of an Asset Disposition that requires the purchase of the Securities pursuant to clause (a)(2)(C) above, the Company will be required to purchase Securities tendered pursuant to an offer by the Company for the Securities at a purchase price of 101% of their principal amount (without premium) plus accrued but unpaid interest, in accordance with the procedures (including prorating in the event of oversubscription) set forth in the Indenture. The Company shall not be required to make such an offer to purchase Securities pursuant to this covenant if the Net Available Cash available therefor is less than $5,000,000 (which lesser amount shall be carried forward for purposes of determining whether such an offer is required with respect to any subsequent Asset Disposition).

           (c) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this clause by virtue thereof.

           Section 10.14.  Change of Control.

           (a) Upon the occurrence of a Change of Control Triggering Event, each holder of Preferred Securities shall have the right to require that the Trust exchange all or any part of the Preferred Securities for Securities having an aggregate principal amount equal to the aggregate liquidation amount of the Securities to be exchanged. The Company shall immediately redeem any Securities so exchanged at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

           (b) Within 30 days following a Change of Control Triggering Event, the Company shall mail a notice to each holder of Preferred Securities with a copy to the Trustee stating: (1) that a Change of Control Triggering Event has occurred and that such holder has the right to require the Trust to exchange such holder's Preferred Securities for Securities; (2) that the Company shall immediately redeem any Securities so exchanged at a purchase price in cash equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase; (3) the circumstances and relevant facts regarding such Change of Control Triggering Event (including information with respect to pro forma historical income, cash flow and capitalization after giving effect to such Change of Control); and (4) the instructions determined by the Company, consistent with the covenant described hereunder, that a Holder must follow in order to have its Securities redeemed.

           (c) The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this covenant. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this covenant by virtue thereof.

           Section 10.15.  Statement as to Compliance and Default.

           (a) The Company shall deliver to the Trustee, within 95 days after the end of each of their respective calendar years ending after the date hereof, an Officers' Certificate covering the preceding calendar year, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance, observance or fulfillment of or compliance with any of the terms, provisions, covenants and conditions of this Indenture and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

           (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, and the action which the Company proposes to take with respect thereto.

           Section 10.16.  Ownership of the Trust.

           The Company shall continue (i) to directly or indirectly maintain 100% ownership of the Common Securities of the Trust; provided that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities and (ii) to use its reasonable efforts to cause the Trust (x) to remain a statutory business trust, except in connection with the distribution of Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (y) to otherwise continue to be classified for United States Federal income tax purposes as a grantor trust or another entity which is not subject to United States federal income tax at the entity level and the assets and income of which are treated for United States federal income tax purposes as held and derived directly by holders of interests in the entity.

           Section 10.17.  Waiver of Certain Covenants.

           The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 8.1 and Sections 10.4 to 10.16, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company in respect of any such covenant or condition shall remain in full force and effect.

           Section 10.18.  Payment of Expenses.

           In connection with the offering, sale and issuance of the Securities to the Trust and in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Securities, shall:

           (a) pay all costs and expenses relating to the offering, sale and issuance of the Securities, including commissions to the initial purchasers payable pursuant to the Purchase Agreement, fees and expenses in connection with the Exchange Offer or other action to be taken pursuant to the Registration Rights Agreement and compensation of the Trustee in accordance with the provisions of Section 6.7;

           (b) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions to the initial purchasers in connection therewith), the fees and expenses of the Preferred Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing and disposition of Trust assets;

           (c) be primarily and fully liable for any indemnification obliga-tions arising with respect to the Declaration;

           (d) pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than United States withholding taxes attributable to the Trust or its assets) imposed on the Trust by the United States or any other taxing authority including and all liabilities, costs and expenses with respect to such taxes of the Trust

(collectively "Taxes and Expenses") so that the net amounts received and retained by the Trust and the Preferred Trustee after paying such Taxes and Expenses will be equal to the amounts the Trust and the Preferred Trustee would have received had no such Taxes and Expenses been incurred by or imposed upon the Trust; and

           (e) pay all other fees, expenses, debts and obligations (other than the Trust Securities) related to the Trust.

The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom any such debts, obligations, costs, expenses and taxes are owed (each, a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Company directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other person before proceeding against the Company. The Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.


                      ARTICLE XI. REDEMPTION OF SECURITIES

           Section 11.1.  Applicability of This Article.

           Redemption of Securities as permitted or required by any provision of this Indenture shall be made in accordance with such provision and this Article. Each Security shall be subject to partial redemption only in the amount of $1,000, or integral multiples thereof.

           Section 11.2.  Election to Redeem; Notice to Trustee.

           The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities, the Company shall, not less than 30 nor more than 60 days prior to the date fixed for redemption
(unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such date and of the principal amount of Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction.

           Section 11.3.  Selection of Securities to be Redeemed.

           If less than all the Securities to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

           The Trustee shall promptly notify the Company in writing of the Securities selected for partial redemption and the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Securities selected for redemption.

           Section 11.4.  Notice of Redemption.

           Notice of redemption shall be given by first-class mail, postage prepaid, mailed not later than the thirtieth day, and not earlier than the sixtieth day, prior to the date fixed for redemption, to each Holder of Securities to be redeemed, at the address of such Holder as it appears in the Securities Register.

           With respect to the Securities to be redeemed, each notice of redemption shall state:

           (a)  the Redemption Date;

           (b)  the Redemption Price;

           (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed;

           (d) that on the Redemption Date, the Redemption Price at which such Securities are to be redeemed will become due and payable upon each such Security or portion thereof, and that interest thereon, if any, shall cease to accrue on and after said date; and

           (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price at which such Securities are to be redeemed.

           Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall not be irrevocable. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, a failure to give such notice by mail or any defect in the notice to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

           Section 11.5.  Deposit of Redemption Price.

           Prior to 10:00 a.m. New York City time on the Redemption Date specified in the notice of redemption given as provided in Section 11.4, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money sufficient to redeem on the Redemption Date all the Securities so called for redemption at the applicable Redemption Price.

           Section 11.6.  Payment of Securities Called for Redemption.

           If any notice of redemption has been given as provided in Section 11.4, the Securities or portion of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price. On presentation and surrender of such Securities at a place of payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price.

           Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and having the same Issue Date, Stated Maturity and terms. If a Global Security is so surrendered, such new Security will also be a new Global Security.

           If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium, if any, on such Security shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

           Section 11.7.  Company's Right of Redemption.

           (a) The Company may, at its option, redeem the Securities after their date of issuance in whole at any time or in part from time to time after August 15, 2007, subject to the provisions of this clause (a) and the other provisions of this Article XI. The Redemption Prices (expressed as a percentage of principal amount) for any Security so redeemed pursuant to this clause (a) shall be as set forth below plus any accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date) if redeemed during the twelve month period beginning on August 15 of the years indicated below:


                                                                   Percentage of
                                                                     Principal
Year                                                                  Amount
----                                                                 -------
2007.............................................................    104.750%
2008.............................................................    103.167%
2009.............................................................    101.583%
2010 and thereafter..............................................    100.000%

           (b) If a Tax Event or an Investment Company Event in respect of the Trust shall occur and be continuing, the Company shall cause the trustees of the Trust to dissolve and liquidate the Trust and, after satisfaction of liabilities to creditors of the Trust cause Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust or, in the event of a Tax Event only, may cause the Securities to be redeemed, in each case, subject to and in accordance with the provisions of the Declaration and subject to Article XI of the Indenture, within 90 days following the occurrence of such Tax Event or Investment Company Event. Any redemption of the Securities as a result of a Tax Event shall be in whole at 100% of the principal amount thereof, plus accrued and unpaid interest, to the Redemption Date.


                    ARTICLE XII. SUBORDINATION OF SECURITIES

           Section 12.1.  Securities Subordinate to Senior Indebtedness.

           The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article IV), the payment of the principal of (including any payments on redemption or repurchase), premium, if any and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Indebtedness of the Company whether outstanding on the date the securities are originally issued or thereafter incurred.

           Section 12.2.  Payment Over of Proceeds Upon Dissolution, Etc.

           In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or its property (each such event, if any, herein sometimes referred to as a "Proceeding"), the holders of Senior Indebtedness of the Company shall be entitled to receive payment in full of principal of (and premium, if any) and interest, if any, on such Senior
Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company (including the Securities) subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Senior Subordinated Payment"), on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Senior Subordinated Payment, which may be payable or deliverable in respect of the Securities in any such Proceeding.

           In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Senior Subordinated Payment, before all Senior Indebtedness is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

           For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article VIII shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article VIII.

           Section 12.3. Prior Payment to Senior Indebtedness Upon Acceleration of Securities.

           In the event that, upon the occurrence of an Event of Default, any Securities are declared due and payable before their Stated Maturity, then (a) the Company or the Trustee, at the direction of the Company, shall promptly notify the holders of Senior Indebtedness of the Company or the representative of such holders of the acceleration, and (b) in such event, if any Senior Indebtedness is outstanding, the Company may not pay the Securities until five Business Days after the representative of all issues of Senior Indebtedness receive notice of such acceleration and, thereafter, may pay the Securities only if payment is otherwise permitted hereunder at that time.

           In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

           The provisions of this Section shall not apply to any payment with respect to which Section 12.2 would be applicable.

           Section 12.4.  No Payment When Specified Senior Indebtedness in
Default.

           (a) The Company may not pay principal of, or premium (if any) or interest on, the Securities, and may not repurchase, redeem or otherwise retire any Securities (collectively "pay the Notes") if (i) any Specified Senior Indebtedness of the Company is not paid when due or (ii) any other default on Specified Senior Indebtedness of the Company occurs and the maturity of such Specified Senior Indebtedness is accelerated in accordance with its terms, unless, in either case, the default has been cured or waived and any such acceleration has been rescinded or such Specified Senior Indebtedness has been paid in full. However, the Company may pay the Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from a representative of the Specified Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of the immediately preceding sentence has occurred and is continuing.

           (b) During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding paragraph (a)) with respect to any Specified Senior Indebtedness of the Company pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Notes to the Holders for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Company) of written notice (a "Blockage Notice") of such default from the representative of the holders of such Specified Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the representative of the holders of such Specified Senior Indebtedness, (ii) because the default giving rise to such Blockage Notice is no longer continuing, as certified to the Trustee by the representative of the holders of such Specified Senior Indebtedness, or (iii) because such Specified Senior
Indebtedness has been repaid in full, as certified to the Trustee by the representative of the holders of such Specified Senior Indebtedness).

           (c) Notwithstanding the preceding paragraph (b), unless the holders of such Specified Senior Indebtedness or the representative of such holders have accelerated the maturity of such Specified Senior Indebtedness, the Company may resume payments on the Securities after the end of such Payment Blockage Period. The Securities shall not be subject to more than one Payment Blockage Period in any consecutive 360-day period, irrespective of the number of defaults with respect to Specified Senior Indebtedness during such period.

           (d) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

           The provisions of this Section shall not apply to any payment with respect to which Section 12.2 would be applicable.

           Section 12.5.  Payment Permitted If No Default.

           Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 12.2 or under the conditions described in Sections 12.3 and 12.4, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money or Government Obligations deposited with it hereunder in accordance with the provisions of Section 4.3 to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such payment or application, as the case may be, by the Company or the Trustee, as the case may be, the Company or the Trustee, as the case may be, did not have knowledge that such payment would have been prohibited by the provisions of this Article.

         Section 12.6.  Subrogation to Rights of Holders of Senior Indebtedness.

           Subject to the payment in full of all Senior Indebtedness of the Company, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Indebtedness and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Indebtedness) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness of the Company until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Indebtedness of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

           Section 12.7.  Provisions Solely to Define Relative Rights.

           The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as between the Company and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than their rights in relation to the holders of Senior Indebtedness of the Company; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder and subject to the terms of the Intercreditor Agreement.

           Section 12.8.  Trustee to Effectuate Subordination.

           Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

           Section 12.9.  No Waiver of Subordination Provisions.

           No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

           Section 12.10.  Notice to Trustee.

           The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, agent or representative therefor (whether or not the facts contained in such notice are true); provided that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

           Section 12.11. Reliance on Judicial Order or Certificate of Liquidating Agent.

           Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Article VI, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

           Section 12.12. Trustee Not Fiduciary for Holders of Senior Indebtedness.

           The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article or otherwise.

           Section 12.13. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

           The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness of the Company which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness of the Company, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

           Section 12.14.  Article Applicable to Paying Agents.

           In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

           Section 12.15.  Certain Conversions or Exchanges Deemed Payment.

           For the purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Security shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness of the Company which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article.


               ARTICLE XIII. EXTENSION OF INTEREST PAYMENT PERIOD

           Section 13.1.  Extension of Interest Payment Period.

           (a) Unless as Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of the Securities, to defer the payment of interest at any time or from time to time for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period (the "Extension Period"), during which Extension Period no interest shall be due and payable; provided that no Extension Period may extend beyond the Stated Maturity. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 13.1, will bear interest thereon at 9 1/2% compounded semi-annually for each semi-annual period of the Extension Period ("Compounded Interest"). At the end of the Extension Period, the Company shall pay all interest accrued and unpaid on the Securities, including any Compounded Interest that shall be payable to the holders of the Securities in whose names the Securities are registered in the Security Register on the first record date after the end of the Extension Period. Such deferment of payments of interest shall not be deemed an Event of Default.

           (b) During any such Extension Period, the Company shall not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's Capital Stock, (ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company of the debt securities of any Subsidiary if such guarantee ranks pari passu with or junior in right of payment to the Securities (other than (a) dividends or distributions in shares of or options, warrants or rights to subscribe for or purchase Capital Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under the Company Guarantee, (d) as a result of a reclassification of the Company's Capital Stock or the exchange or conversion of one class or series of the Company's Capital Stock for another class or series of the Company's Capital Stock, (e) the purchase of fractional interests in shares of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged, and (f) purchases or issuances of Capital Stock under any of the Company's stock option, stock purchase, stock loan or other benefit plans for its directors, officers or employees or any of the Company's dividend reinvestment plans, in each case as now existing or hereafter established or amended).

           (c) Before the termination of any Extension Period, the Company may defer payments of interest by further extending such period, provided that such period, together with all such previous and further extensions within such Extension Period, shall not exceed 10 consecutive semi-annual periods, including the first such semi-annual period during such Extension Period, or extend beyond the Maturity Date of the Securities. Upon the termination of any Extension Period and the payment of all Compounded Interest then due, the Company may elect to commence a new Extension Period, subject to the foregoing requirements. No interest shall be due and payable during an Extension Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extension Period.

           Section 13.2.  Notice of Extension.

           (a) The Company must give the Trustee and the Preferred Trustee notice of its election of any Extension Period (or an extension thereof) at least five Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date the Trustee is required to give notice to any securities exchange or to holders of Trust Securities of the record date or the date such distributions on the Trust Securities are payable, but in any event not less than five Business Days prior to such record date. The Trustee shall give notice of the Company's election to begin or extend a new Extension Period to the Holders of the Trust Securities.

           (b) The semi-annual period in which any notice is given pursuant to paragraph (a) of this Section 13.2 shall be counted as one of the ten semi-annual periods permitted in the maximum Extension Period permitted under
Section 13.1. There is no limitation on the number of times that the Company may elect to begin an Extension Period.

                     [rest of page intentionally left blank]

           Wilmington Trust Company hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

           This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.


                                          SYMONS INTERNATIONAL GROUP, INC.,
                                          As Issuer



                                          By:_/s/ Alan G. Symons_______________
                                             Name: Alan G. Symons
                                             Title: Chief Executive Officer


                                          By:_/s/ Gary P. Hutchcraft___________
                                             Name: Gary P. Hutchcraft
                                             Title: Vice President




                                          WILMINGTON TRUST COMPANY,
                                          As Trustee


                                          By:_Emmett R. Harmon_________________
                                             Name: Emmett R. Harmon
                                             Title: Vice President

STATE OF NEW YORK          )   ss.:
COUNTY OF NEW YORK               )



           On the day of August, 1997, before me personally came _________________________________, to me known, who, being by me duly sworn, did depose and say that [he -- she] is ___________________________ of Symons International Group, Inc.


                                                 ------------------------------

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STATE OF NEW YORK          )   ss.:
COUNTY OF NEW YORK               )


           On the day of August, 1997, before me personally came ________________________________, to me known, who, being by me duly sworn, did depose and say that [he -- she] is _________________________ of [Bank], one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.




                                                ______________________________n